         As Filed with the Securities and Exchange Commission on April 30, 1997
                                                      Registration No. 33-77322

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                         POST-EFFECTIVE AMENDMENT NO. 3

                       SECURITY VARILIFE SEPARATE ACCOUNT
                            (SECURITY ELITE BENEFIT)
                           (Exact Name of Registrant)

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             700 SW Harrison Street
                            Topeka, Kansas 66636-0001
               (Address of Depositor's Principal Executive Office)

                                               Copies to:

Amy J. Lee                                     Jeffrey S. Puretz
Associate General Counsel                      Dechert Price & Rhoads
Security Benefit Group Building                1500 K Street, N.W.
700 SW Harrison Street                         Washington, D.C. 20005
Topeka, Kansas 66636-0001

(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

         |_| immediately  upon filing pursuant to paragraph (b)
         |X| on April 30, 1997  pursuant to paragraph (b)
         |_| 60 days after filing  pursuant to paragraph (a)(1)
         |_| on April 30, 1997 pursuant to paragraph (a)(1) of Rule 485
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Filing Fee:   None

                              --------------------

                      Security Varilife Separate Account of
                     Security Benefit Life Insurance Company

                              CROSS-REFERENCE SHEET

                     Pursuant to Rule 404(c) of Regulation C
                        under the Securities Act of 1933

                  (Form N-8B-2 Items required by Instruction as
                         to the Prospectus in Form S-6)

FORM N-8B-2                                                    FORM S-6
ITEM NUMBER                                              HEADING IN PROSPECTUS
-----------                                              ----------------------

  1.  (a)    Name of trust.............................. Prospectus Front Cover

      (b)    Title of securities issued................. Prospectus Front Cover

  2.  Name and address of each depositor................ Prospectus Front Cover

  3.  Name and address of trustee....................... N/A

  4.  Name and address of each principal underwriter.... Security Benefit Life
                                                         Insurance Company

  5.  State of organization of trust.................... Security Varilife
                                                         Separate Account

  6.  Execution and termination of trust agreement...... Security Benefit Life
                                                         Insurance Company

  7.  Changes of name................................... N/A

  8.  Fiscal year....................................... N/A

  9.  Litigation........................................ N/A


                      II. General Description of the Trust
                           and Securities of the Trust

10.   (a)    Registered or bearer securities............ Purpose of the Policy

      (b)    Cumulative or distributive securities...... Purpose of the Policy

      (c)    Withdrawal or redemption................... Surrender

FORM N-8B-2                                                    FORM S-6
ITEM NUMBER                                              HEADING IN PROSPECTUS
-----------                                              ----------------------

      (d)    Conversion, transfer, etc.................. Transfer of
                                                         Accumulated Value;
                                                         Policy Loans;
                                                         Surrender; Partial
                                                         Withdrawal Benefits;
                                                         Changes in Death
                                                         Benefit Option;
                                                         Exchange of Policy
                                                         During First 24 Months

      (e)    Periodic payment plan
             lapse or reinstatement..................... Lapse; Reinstatement

      (f)    Voting rights.............................. Voting of Fund Shares

      (g)    Notice to security holders................. Report to Owners

      (h)    Consents required.......................... Disregard of Voting
                                                         Instructions;
                                                         Substitution of
                                                         Investments

      (i)    Other provisions........................... The Policy

11.   Type of securities comprising units............... SBL Fund

12.   Certain information regarding periodic
      payment plan certificates......................... SBL Fund

13.   (a)    Load, fees, expenses, etc.................. Charges and Deductions

      (b)    Certain information regarding
             periodic payment plan certificates......... Premiums

      (c)    Certain percentages........................ Charges and Deductions

      (d)    Differences in price of securities......... N/A

      (e)    Certain other fees, etc.................... Charges and Deductions;
                                                         Transfer of
                                                         Accumulated Value

      (f)    Certain other profits or benefits.......... N/A

      (g)    Ratio of annual charges to income.......... N/A

14.   Issuance of trust's securities.................... The Policy; Application for a Policy

FORM N-8B-2                                                    FORM S-6
ITEM NUMBER                                              HEADING IN PROSPECTUS
-----------                                              ----------------------

15.   Receipt and handling of payments from purchasers.. The Policy; Premiums

16.   Acquisition and disposition of
      underlying securities............................. Security Varilife
                                                         Separate Account;
                                                         SBL Fund

17.   Withdrawal or redemption.......................... Policy Loans;
                                                         Surrender; Partial
                                                         Withdrawal Benefits;
                                                         Transfer of
                                                         Accumulated Value

18.   (a)    Receipt, custody and disposition of income. The Policy

      (b)    Reinvestment of distributions.............. SBL Fund;
                                                         Participating

      (c)    Reserves or special funds.................. N/A

      (d)    Schedule of distributions.................. N/A

19.   Records, accounts and reports..................... Report to Owners

20.   Certain miscellaneous provisions
      of trust agreement:

      (a)    Amendment.................................. N/A

      (b)    Termination................................ N/A

      (c)    and (d) Trustee, removal and successor..... N/A

      (e)    and (f) Depositors, removal and successor.. N/A

21.   Loans to security holders......................... Policy Loans

22.   Limitations on liability.......................... Telephone Transfer
                                                         Privileges

23.   Bonding arrangements.............................. N/A

24.   Other material provisions of trust agreement...... N/A

FORM N-8B-2                                                    FORM S-6
ITEM NUMBER                                              HEADING IN PROSPECTUS
-----------                                              ----------------------

                   III. Organization, Personnel and Affiliated
                              Persons of Depositor

25.   Organization of depositor......................... Security Benefit Life
                                                         Insurance Company

26.   Fees received by depositor........................ Charges and Deductions;
                                                         Transfer of
                                                         Accumulated Value

27.   Business of depositor............................. Security Benefit Life
                                                         Insurance Company

28.   Certain information as to officials
      and affiliated persons of depositor............... More About
                                                         Security Benefit

29.   Voting securities of depositor.................... N/A

30.   Persons controlling depositor..................... N/A

31.   Payments by depositor for certain
      services rendered to trust........................ N/A

32.   Payments by depositor for certain
      other services rendered to trust.................. N/A

33.   Remuneration of employees of depositor for
      certain services rendered to trust................ N/A

34.   Remuneration of other persons
      for certain services rendered to trust............ N/A


                         IV. Distribution and Redemption

35.   Distribution of trust's securities by states...... N/A

36.   Suspension of sales of trust's securities......... N/A

37.   Revocation of authority to distribute............. N/A

38.   (a)  Method of distribution....................... Distribution of the
                                                         Policy

      (b)  Underwriting agreements...................... Distribution of the
                                                         Policy

      (c)  Selling agreements........................... Distribution of the
                                                         Policy

FORM N-8B-2                                                    FORM S-6
ITEM NUMBER                                              HEADING IN PROSPECTUS
-----------                                              ----------------------

39.   (a)  Organization of principal underwriters....... Security Benefit Life
                                                         Insurance Company

      (b)  N.A.S.D. membership of principal
           underwriters................................. Distribution of the
                                                         Policy

40.   Certain fees received by principal underwriters... Charges and Deductions;
                                                         Distribution of the
                                                         Policy

41.   (a)    Business of each principal underwriter..... Distribution of the
                                                         Policy

      (b)    Branch offices of each
             principal underwriter...................... N/A

      (c)    Salesmen of each principal underwriter..... N/A

42.   Ownership of trust's securities
      by certain persons................................ N/A

43.   Certain brokerage commissions received
      by principal underwriters......................... N/A

44.   (a)    Method of valuation........................ Determination of
                                                         Accumulated Value

      (b)    Schedule as to offering price.............. N/A

      (c)    Variation in offering price
             to certain persons......................... N/A

45.   Suspension of redemption rights................... N/A

46.   (a)    Redemption Valuation....................... Lapse; Transfer of
                                                         Accumulated Value;
                                                         Policy Loans; Partial
                                                         Withdrawal Benefits;
                                                         Changes in Death
                                                         Benefit Option;
                                                         Exchange of Policy
                                                         During First 24 Months

      (b)    Schedule as to redemption price............ Surrender

47.   Maintenance of position in underlying securities.. SBL Fund


               V. Information Concerning the Trustee or Custodian

48.   Organization and regulation of trustee............ N/A

FORM N-8B-2                                                    FORM S-6
ITEM NUMBER                                              HEADING IN PROSPECTUS
-----------                                              ----------------------

49.   Fees and expenses of trustees..................... N/A

50.   Trustee's lien.................................... N/A


                     VI. Information Concerning Insurance of
                              Holders of Securities

51.   Insurance of holders of trust's securities........ Security Benefit Life
                                                         Insurance Company;
                                                         The Policy

52.   (a)    Provisions of trust agreement
             with respect to selection or
             elimination of underlying securities....... Substitution of
                                                         Investments

      (b)    Transactions involving elimination
             of underlying securities................... Substitution of
                                                         Investments

      (c)    Policy regarding substitution or
             elimination of underlying securities....... Substitution of
                                                         Investments

      (d)    Fundamental policy not otherwise covered... N/A

53.   Tax status of trust............................... Federal Income Tax
                                                         Considerations


                   VII. Financial and Statistical Information

54.   Trust's securities during last ten years.......... N/A

55.   Transcript of Hypothetical Account................ N/A

56.   Certain information regarding periodic payment
      plan certificates previously sold................. N/A

57.   Certain information regarding periodic payment
      plan certificates currently being issued.......... N/A

58.   Certain information regarding periodic payment
      plan certificates currently outstanding........... N/A

59.   Financial statements (Instruction 1(c) of
      "Instructions as to the Prospectus" of
      Form S-6)......................................... Financial Statements

                             SECURITY ELITE BENEFIT

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY
                             700 SW HARRISON STREET
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

     This Prospectus describes Security Elite Benefit, a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Security Benefit Life Insurance Company ("Security Benefit"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy is designed to provide maximum flexibility in connection with premium payments and death benefits by permitting the Policyowner, subject to certain restrictions, to vary the frequency and amount of premium payments and to increase or decrease the death benefit payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy. A Policy may also be surrendered for its Net Cash Surrender Value.

     Net premium payments may be allocated at the Policyowner's discretion to one or more of the Variable Accounts that comprise a separate account of Security Benefit called the Security Varilife Separate Account (the "Separate Account"), or to the Fixed Account of Security Benefit. Any portion of a net premium allocated to one or more of the Variable Accounts is invested in the corresponding portfolios of the SBL Fund (the "Fund"), which currently consists of eleven portfolios or "Series." The Variable Accounts and the corresponding Series of the Fund are: the Growth Variable Account (Series A); the Growth-Income Variable Account (Series B); the Money Market Variable Account (Series C); the Worldwide Equity Variable Account (Series D); the High Grade Income Variable Account (Series E); the Social Awareness Variable Account (Series S); the Emerging Growth Variable Account (Series J); the Global Aggressive Bond Variable Account (Series K); the Specialized Asset Allocation Variable Account (Series M); the Managed Asset Allocation Variable Account (Series N); and the Equity Income Variable Account (Series O). The Accumulated Value in the Fixed Account will accrue interest at an interest rate that is declared from time to time by Security Benefit.

     To the extent that all or a portion of net premium payments are allocated to the Separate Account, THE ACCUMULATED VALUE UNDER THE POLICY WILL VARY BASED UPON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS TO WHICH THE ACCUMULATED VALUE IS ALLOCATED. No minimum amount of Accumulated Value is guaranteed.

     The Policy also permits the Policyowner to choose from two death benefit options; under one option, the death benefit remains fixed at the Specified Amount chosen by the Policyowner (or, if greater, it equals Accumulated Value multiplied by a certain percentage) (Option A); under the other option, the death benefit equals the Specified Amount plus Accumulated Value (or, if greater, Accumulated Value multiplied by a certain percentage) (Option B). Under the latter option, the death benefit will vary daily with the investment performance of the Variable Accounts for any Policyowner who has allocated Accumulated Value to the Variable Accounts. Under either option, for so long as the Policy remains in force, the death benefit will never be less than the current Specified Amount.

     A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy -- Free-Look Right," page 18), during which time net premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

     It may not be advantageous to replace existing insurance with the Policy.

     This Prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 25.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE SBL FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE POLICY INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


PROSPECTUS DATED MAY 1, 1997.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
IMPORTANT TERMS............................................................   5

SUMMARY OF THE POLICY......................................................   6
  Purpose of the Policy....................................................   7
  Policy Values............................................................   7
  The Death Benefit........................................................   7
  Premium Features.........................................................   7
  Allocation Options.......................................................   7
  Transfer of Accumulated Value............................................   8
  Policy Loans.............................................................   8
  Free-Look Right..........................................................   8
  Surrender Right..........................................................   8
  Partial Withdrawal Benefits..............................................   8
  Charges and Deductions............... ...................................   8
    Premium Tax............................................................   8
    Deductions from Accumulated Value......................................   8
    Deductions from the Variable Accounts..................................   9
    Tax Treatment of Policy................................................   9
  The Fixed Account........................................................   9
  Contacting Security Benefit..............................................   9

INFORMATION ABOUT SECURITY BENEFIT AND THE SEPARATE ACCOUNT................   9
  Security Benefit Life Insurance Company..................................   9
  Security Varilife Separate Account.......................................   9
  SBL Fund.................................................................  10
  Series A.................................................................  10
  Series B.................................................................  10
  Series C.................................................................  10
  Series D.................................................................  10
  Series E.................................................................  10
  Series S.................................................................  10
  Series J.................................................................  10
  Series K.................................................................  10
  Series M.................................................................  11
  Series N.................................................................  11
  Series O.................................................................  11
  The Investment Adviser...................................................  11

THE POLICY.................................................................  11
  Application for a Policy.................................................  11
  Premiums.................................................................  11
  Guaranteed Death Benefit Premium.........................................  12
  Allocation of Net Premiums...............................................  12
  Dollar Cost Averaging Option.............................................  13
  Asset Reallocation Option................................................  13
  Transfer of Accumulated Value............................................  14
  Death Benefit............................................................  14
    Option A...............................................................  14

--------------------------------------------------------------------------------

                                                                            Page

    Option B...............................................................  15
    Examples of Options A and B............................................  15
  Changes in Death Benefit Option..........................................  15
  Changes in Specified Amount..............................................  16
    Increases..............................................................  16
    Decreases..............................................................  16
  Policy Values............................................................  16
    Accumulated Value......................................................  16
    Net Cash Surrender Value...............................................  16
  Determination of Accumulated Value.......................................  16
  Policy Loans.............................................................  17
  Benefits at Maturity.....................................................  18
  Surrender................................................................  18
  Partial Withdrawal Benefits..............................................  18
  Right to Examine a Policy--Free-Look Right...............................  18
  Lapse....................................................................  19
  Reinstatement............................................................  19

CHARGES AND DEDUCTIONS.....................................................  19
  Premium Tax..............................................................  19
    State and Local Premium Tax Charge.....................................  19
  Deductions from Accumulated Value........................................  19
    Cost of Insurance......................................................  19
    Optional Insurance Benefits Charges....................................  20
  Deductions from the Variable Accounts....................................  20
    Administrative Charge..................................................  20
    Mortality and Expense Risk Charge......................................  20
  Other Charges............................................................  20
  Guarantee of Certain Charges.............................................  20

OTHER INFORMATION..........................................................  21
  Federal Income Tax Considerations........................................  21
    Diversification Requirements...........................................  21
    Tax Treatment of Policies..............................................  22
    Conventional Life Insurance Policies...................................  22
    Modified Endowment Contracts...........................................  22
    Reasonableness Requirement for Charges.................................  23
    Accelerated Benefit for Terminal Illness...............................  23
    Other..................................................................  23
  Charge for Security Benefit Income Taxes.................................  23
  Voting of Fund Shares....................................................  24
  Disregard of Voting Instructions.........................................  24
  Report to Owners.........................................................  24
  Substitution of Investments..............................................  24
  Changes to Comply With Law...............................................  25

PERFORMANCE INFORMATION....................................................  25

THE FIXED ACCOUNT..........................................................  25
  General Description......................................................  26
  Death Benefit............................................................  26
  Policy Charges...........................................................  26
  Transfers, Surrenders, Withdrawals, and Policy Loans.....................  26

--------------------------------------------------------------------------------

                                                                            Page

MORE ABOUT THE POLICY......................................................  27
  Ownership................................................................  27
    Joint Owners...........................................................  27
  Beneficiary..............................................................  27
  Exchange of Insured......................................................  27
  Exchange of Policy During First 24 Months................................  27
  The Contract.............................................................  27
  Payments.................................................................  27
  Assignment...............................................................  28
  Errors on the Application................................................  28
  Incontestability.........................................................  28
  Payment in Case of Suicide...............................................  28
  Participating............................................................  28
  Policy Illustrations.....................................................  28
  Payment Plan.............................................................  28
  Optional Insurance Benefits..............................................  28
    Waiver of Monthly Deduction Rider......................................  29
    Accelerated Benefit Rider for Terminal Illness.........................  29
    Level Term Insurance Rider.............................................  29
    Extended Guaranteed Death Benefit Rider................................  29
  Distribution of the Policy...............................................  29

MORE ABOUT SECURITY BENEFIT................................................  30
  Management...............................................................  30
  State Regulation.........................................................  31
  Telephone Transfer Privileges............................................  31
  Legal Proceedings........................................................  32
  Legal Matters............................................................  32
  Registration Statement...................................................  32
  Experts..................................................................  32
  Financial Statements.....................................................  32

APPENDIX ..................................................................  68

ILLUSTRATIONS..............................................................  69


THIS IS A FLEXIBLE  PREMIUM  VARIABLE LIFE INSURANCE  POLICY.  ITS PURPOSE IS TO
PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. THIS POLICY IS NOT IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

--------------------------------------------------------------------------------
THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.
--------------------------------------------------------------------------------

                                 IMPORTANT TERMS

ACCUMULATED VALUE -- The total value of the amounts in the Variable Accounts of the Separate Account and the Fixed Account for the Policy as well as any amount set aside in the Loan Account to secure Policy Debt as of any Valuation Date.

AGE -- The Insured's age as of his or her last birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.

BENEFICIARY -- The person or persons named by the Policyowner in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

EXTENDED GUARANTEED DEATH BENEFIT RIDER -- A Planned Periodic Premium in an amount specified by Security Benefit which if paid in advance on at least a monthly basis will keep the Policy in force beyond the first five Policy Years even if Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date, provided that at all times during the Extended Guaranteed Death Benefit Period, the amount of premiums paid on the Policy less any outstanding Policy Debt and any Partial Withdrawals is greater than or equal to the monthly pro rata share of the Extended Guaranteed Death Benefit Premium multiplied by the number of Policy Months the Policy has been in force. The length of the Extended Guaranteed Death Benefit Period will vary according to the Age of the Insured on the Policy Date. The Extended Guaranteed Death Benefit Rider is an optional insurance benefit which a Policyowner may elect to add to the Policy by rider. See "Optional Insurance Benefits," page 28. This premium is not applied to purchase the Rider, but is applied to the Policy and may be the same as the Planned Periodic Premium.

FIXED ACCOUNT -- An account that is part of Security Benefit's General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0 percent) declared by Security Benefit.

GENERAL ACCOUNT -- All assets of Security Benefit other than those allocated to the Separate Account or to any other segregated separate account of Security Benefit.

GUARANTEED DEATH BENEFIT PREMIUM -- A Planned Periodic Premium in an amount specified by Security Benefit which if paid in advance on at least a monthly basis will keep the Policy in force during the first five Policy Years even if during that period Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date, provided that at all times during the first five Policy Years, the amount of premiums paid on the Policy, less any outstanding Policy Debt and any Partial Withdrawals is greater than or equal to the monthly pro rata share of the Guaranteed Death Benefit Premium multiplied by the number of Policy months the Policy has been in force.

HOME OFFICE -- The Life Administration Department at Security Benefit's office, 700 SW Harrison Street, Topeka, Kansas 66636-0001.

INSURED -- The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

LOAN ACCOUNT -- An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for Policy loans.

MATURITY DATE -- The Policy Anniversary on which the Insured is Age 95.

MONTHLY PAYMENT DATE -- The day each month on which the monthly deduction is due against the Accumulated Value. The first Monthly Payment Date is the Policy Date.

NET CASH SURRENDER VALUE -- Accumulated Value less Policy Debt.

PLANNED PERIODIC PREMIUM -- The premium determined by the Policyowner as a level amount planned to be paid at fixed intervals over a specified period of time.

POLICY DATE -- The date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semiannual, and Annual Anniversaries. It is usually the date the initial premium is received at Security Benefit's Home Office.

POLICY DEBT -- The unpaid loan balance including accrued loan interest.

POLICYOWNER OR OWNER -- The person who owns the Policy. The Policyowner will be the Insured unless otherwise stated in the application. If the Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

SPECIFIED AMOUNT -- The amount chosen by the Owner on which the initial death benefit is based. The Specified Amount may be increased or decreased under certain circumstances.

VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.

VALUATION PERIOD -- The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

--------------------------------------------------------------------------------

                              SUMMARY OF THE POLICY

This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this Prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 25 and in the Policy.
--------------------------------------------------------------------------------

                                DIAGRAM OF POLICY

--------------------------------------------------------------------------------
                                PREMIUM PAYMENTS
                    * You can vary amount and frequency.
--------------------------------------------------------------------------------

                             [ARROW POINTING DOWN]

--------------------------------------------------------------------------------
                            DEDUCTIONS FROM PREMIUMS
       * Premium Tax based upon the actual rate in the state of residence.
--------------------------------------------------------------------------------

                             [ARROW POINTING DOWN]

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                                   NET PREMIUM
   * You direct how net premium payments are to be allocated among the Fixed Account and the Variable Accounts. Each of the Variable Accounts invests exclusively in a Series of SBL Fund, which Series offer investments in diversified portfolios of stocks, bonds, money market instruments, a combination of these securities or in securities of foreign issuers. (See page 10.)
--------------------------------------------------------------------------------

                             [ARROW POINTING DOWN]

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                             DEDUCTIONS FROM ASSETS
* The monthly deduction for cost of insurance and cost of any riders is deducted from a Policy's Accumulated Value.

* A daily charge at an annual rate of 0.90% is deducted from the Variable Accounts for mortality and expense risks. A daily charge at the annual rate of 0.35% is deducted from the Variable Accounts for administration and maintenance of the Policies. These charges are not deducted from Fixed Account assets. (See page 19.)

*  Investment   advisory  fees and other fund  expenses are  deducted  from  the
   Series of SBL Fund. (See page 20.)
--------------------------------------------------------------------------------

                  [LEFT, CENTER AND RIGHT ARROWS POINTING DOWN]

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                                 LIVING BENEFITS
* Within the first 24 months after the Policy Date, subject to certain restrictions, the policyowner may exchange the policy for a fixed benefit life policy issued and made available for exchange by Security Benefit. (See page 27.)

* The policy may be surrendered at any time for its Net Cash Surrender Value with no surrender charge. (See page 18.)

* Partial withdrawals are available on and after the first Policy Anniversary (subject to certain restrictions). The death benefit will be reduced by at least the amount of the partial withdrawal. (See page 18.)

* Up to six free transfers may be made each year among the Variable Accounts. (See page 14.)

* Accelerated payment of up to 50% of the Specified Amount (subject to a maximum benefit of the lesser of $250,000 or 50% of the Specified Amount less any policy debt) is available under certain conditions to insureds suffering from terminal illness. (See page 29.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              RETIREMENT BENEFITS
* For loans outstanding during Policy Years one through ten, the net loan interest rate is 2 percent. For loans outstanding after the first ten Policy Years, the net loan interest rate is currently 0 percent. (See page 17.)

* Payments may be taken under one or more of five different payment options. (See page 28.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 DEATH BENEFITS
* Level Term Insurance Rider providing additional death benefit coverage for family members and/or business associates is available. (See page 29.)

* Available as lump sum or under the five payment methods available as retirement benefits. (See page 28.)

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                                       6

PURPOSE OF THE POLICY

     The Policy offers a Policyowner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Specified Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of allocation alternatives and an opportunity for the Policy's Accumulated Value and, if elected by the Policyowner and under certain circumstances, its death benefit to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies and subject to certain limitations, a Policyowner may choose the amount and frequency of premium payments.

POLICY VALUES

     A Policyowner may allocate net premium payments among the various Variable Accounts that comprise the Separate Account and that invest in corresponding portfolios, known as "Series," of the SBL Fund. A Policyowner may also allocate net premium payments to the Fixed Account.

     Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit option selected by the Policyowner, although the death benefit will never decrease below the Specified Amount provided the Policy is in force. There is no guarantee that the Policy's Accumulated Value and death benefit will increase. The Policyowner bears the investment risk on that portion of the net premiums and Accumulated Value allocated to the Separate Account.

     The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, Net Cash Surrender Value is insufficient to pay the current monthly deduction on a Monthly Payment Date and a Grace Period expires without sufficient additional premium payment or loan repayment by the Policyowner. A Policy will not lapse, however, during the first five Policy Years if the Guaranteed Death Benefit Premium is in effect, or for a period of 10 to 30 Policy Years (depending on the Age of the Insured on the Policy Date) after the first five Policy Years if the Extended Guaranteed Death Benefit Rider is in force.

THE DEATH BENEFIT

     A Policyowner may elect one of two Options to calculate the amount of death benefit payable under the Policy. Under Option A, the death benefit will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value (determined as of the date of the Insured's death) or, if greater, Accumulated Value multiplied by a death benefit percentage. Policyowners seeking to have favorable investment performance reflected in increasing Accumulated Value should choose Option A; policyowners seeking to have favorable investment performance reflected in increasing insurance coverage should choose Option B. A Policyowner may change the death benefit option subject to certain conditions. See "Death Benefit" and "Changes in Death Benefit Option," pages 14 and 15.

PREMIUM FEATURES

     Security Benefit requires a Policyowner to pay an initial premium equal to at least 1/12 of Guaranteed Death Benefit Premium for the first Policy Year. Thereafter, subject to certain limitations, a Policyowner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policyowner with the flexibility to vary premium payments to reflect varying financial conditions.

     When applying for a Policy, a Policyowner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Additional premiums may be paid monthly under the Secur-O-Matic plan where the Owner authorizes Security Benefit to withdraw premiums from the Owner's checking account each month. The minimum initial premium required must be paid before the Secur-O-Matic plan will be accepted by Security Benefit. The Policyowner may elect to have premiums paid under the Secur-O-Matic plan, pursuant to which premiums are deducted from the Owner's checking account on the 7th, 14th, 21st or 28th day of each month.

     The amount, frequency, and period of time over which a Policyowner pays premiums may affect whether or not the Policy will be classified as a Modified Endowment Contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as Modified Endowment Contracts, see "Federal Income Tax Considerations," page 21.

     Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment, unless the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect. Any premium payment must be for at least $50. Security Benefit also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability.

ALLOCATION OPTIONS

     The Variable Accounts invest in portfolios of a mutual fund which offers the Policyowner the opportunity to direct Security Benefit to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these

--------------------------------------------------------------------------------
securities, or in securities of foreign issuers. Each of the Variable Accounts invests exclusively in shares of a designated portfolio ("Series") of the SBL Fund (the "Fund"). Each Series of the Fund has a different investment objective. The Variable Accounts and the corresponding Series of the Fund are: the Growth Variable Account (Series A); the Growth-Income Variable Account (Series B); the Money Market Variable Account (Series C); the Worldwide Equity Variable Account (Series D); the High Grade Income Variable Account (Series E); the Social Awareness Variable Account (Series S); the Emerging Growth Variable Account
(Series J); the Global Aggressive Bond Variable Account (Series K); the Specialized Asset Allocation Variable Account (Series M); the Managed Asset Allocation Variable Account (Series N); and the Equity Income Variable Account (Series O). See "SBL Fund," page 10. Security Management Company, LLC, is the Investment Adviser of each of the Series, subject to the direction and control of the Fund's Board of Directors. Security Management Company, LLC is a limited liability company which is ultimately controlled by Security Benefit. The Adviser has engaged Lexington Management Corporation to serve as Sub-Adviser of Series D and K and T. Rowe Price Associates, Inc. to serve as Sub-Adviser of Series N and O. The Investment Manager has engaged Meridian Investment Management Corporation and Templeton/Franklin Investment Services, Inc. to provide certain analytical research services with respect to Series M.


     The Policyowner may choose to allocate net premium payments among the eleven Variable Accounts constituting the Separate Account, and to the Fixed Account.

TRANSFER OF ACCUMULATED VALUE

     The Policyowner may transfer Accumulated Value among the Variable Accounts and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, and signed and filed at Security Benefit's Home Office. See "Transfer of Accumulated Value," page 14.

POLICY LOANS

     The Policyowner may borrow from Security Benefit an amount up to 80 percent of the Policy's Accumulated Value, subject to a minimum loan of $1,000. The Policyowner may borrow an amount in excess of 80 percent of Accumulated Value on Policies issued in certain states, as required by applicable state law. The Policy will be the only security required for a loan. See "Policy Loans," page 17.

     The amount of any Policy Debt is subtracted from the death benefit or from the Accumulated Value upon surrender. See "Policy Loans," page 17. The Policy will lapse when Net Cash Surrender Value is insufficient to cover the current monthly deduction on a Monthly Payment Date, and a Grace Period expires without a sufficient premium or repayment of Policy Debt.

FREE-LOOK RIGHT

     A Policyowner may obtain a full refund of the premium paid if the Policy is returned within 20 days after the Owner receives it or 45 days after the application for the Policy is completed, whichever is later. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account. See "Allocation of Net Premiums," page 12.

SURRENDER RIGHT

     The Owner can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less any outstanding Policy Debt.

PARTIAL WITHDRAWAL BENEFITS

     A Partial Withdrawal Benefit is available on and after the last day of the first Policy Year. Under this Benefit, a Policyowner may make up to four "Partial Withdrawals" of Net Cash Surrender Value each Policy Year after the first Policy Year. A Partial Withdrawal may decrease the Specified Amount on a Policy on which the Owner has elected death benefit Option A, and will decrease the death benefit if the death benefit is greater than the Specified Amount under either Option A or B. See "Partial Withdrawal Benefits," page 18.

     Among other restrictions, a Partial Withdrawal must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $1,000, plus an amount equal to the sum of the monthly deductions scheduled to be deducted from the Policy's Accumulated Value in the 36-month period immediately following a Partial Withdrawal.

CHARGES AND DEDUCTIONS

PREMIUM TAX

     A premium tax is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policyowner's Accumulated Value. The premium tax consists of the following item:

     * A state and local premium tax charge is assessed against each premium to pay applicable state and local premium taxes, currently ranging from .75 percent to 5 percent.

DEDUCTIONS FROM ACCUMULATED VALUE

     A charge called the monthly deduction is deducted from a Policy's Accumulated Value on each Monthly Payment Date. The monthly deduction consists of the following items:

     * COST OF INSURANCE: This monthly charge compensates Security Benefit for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month.

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                                       8

     * OPTIONAL INSURANCE BENEFITS CHARGES: The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS

     * ADMINISTRATIVE CHARGE: Security Benefit deducts a daily administrative charge from the average daily net assets of each Variable Account. The daily administrative charge is equal to an annual rate of .35 percent in the first ten Policy Years and .25 percent thereafter. Security Benefit, however, reserves the right to charge up to an annual rate of .35 percent in all Policy Years. The administrative charge is assessed to reimburse Security Benefit for the expenses associated with administration and maintenance of the Policies.

     * MORTALITY AND EXPENSE RISK CHARGE: Security Benefit deducts a daily charge from the assets of each Variable Account for mortality and expense risks assumed by Security Benefit. This charge is equal to an annual rate of .90 percent of the average daily net assets of each Variable Account in the first ten Policy Years and .70 percent thereafter. Security Benefit, however, reserves the right to charge up to .90 percent in all Policy Years.

     The operating expenses of the Separate Account are paid by Security Benefit. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 19.

TAX TREATMENT OF POLICY

     The Policy is intended to produce benefits normally associated with life insurance. See "Federal Income Tax Considerations," page 21, for details.

THE FIXED ACCOUNT

     The Policyowner may allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in Security Benefit's General Account. Security Benefit guarantees that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4 percent. In addition, Security Benefit may in its sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 25.

CONTACTING SECURITY BENEFIT

     All written requests,  notices, and forms required by the Policies, and any
questions  or  inquiries   should  be  directed  to  Security   Benefit's   Life
Administration Department at 700 SW Harrison Street, Topeka, Kansas 66636-0001.

                     INFORMATION ABOUT SECURITY BENEFIT AND
                              THE SEPARATE ACCOUNT

SECURITY BENEFIT LIFE INSURANCE COMPANY

     Security Benefit is a mutual life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     Security Benefit offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1996, Security Benefit had over $15.5 billion of life insurance in force and total assets of approximately $5.5 billion. Together with its subsidiaries, Security Benefit has total funds under management of approximately $6.6 billion.

     The Principal Underwriter for the Policies is Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company wholly-owned by Security Benefit.


SECURITY VARILIFE SEPARATE ACCOUNT

     The Security Varilife Separate Account ("Separate Account") is a separate investment account of Security Benefit used only to support the variable death benefits and policy values of variable life insurance policies. The assets in the Separate Account are kept separate from the General Account assets and other separate accounts of Security Benefit.

     Security Benefit owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the other income, gains, or losses of Security Benefit. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that Security Benefit conducts. Security Benefit may transfer to its General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of Security Benefit. Security Benefit may invest its own assets in the Separate Account for other purposes, but not to support Policies other than variable life insurance policies, and may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

     The Separate Account was established on September 13, 1993, under Kansas law under the authority of the Board of

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                                       9

Directors of Security Benefit. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

     Each Variable Account invests exclusively in shares of a designated Series of the Fund. Security Benefit may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Series of the Fund or in other securities or other investment vehicles.

SBL FUND

     The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund. Each Series of the Fund pursues different investment objectives and policies. The shares of each Series are purchased by Security Benefit for the corresponding Variable Account at net asset value (i.e., without sales load). All dividends and capital gains distributions received from a Series are automatically reinvested in such Series at net asset value, unless Security Benefit, on behalf of the Separate Account, elects otherwise. Fund shares will be redeemed by Security Benefit at their net asset value to the extent necessary to make payments under the Policies.

     Shares of the Fund currently are offered only for purchase by separate accounts of Security Benefit to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by Security Benefit. Thus, the Fund serves as an investment medium for both variable life insurance policies and variable annuity contracts. This is called "mixed funding." Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with Security Benefit. This is called "shared funding." Security Benefit currently does not foresee any disadvantages to Policyowners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts for which the Fund serves as an investment medium might at some time be in conflict. However, Security Benefit, the Fund's Board of Directors, and any other insurance companies that participate in the Fund in the future are required to monitor events in order to identify any material conflicts that arise from the use of the Fund for mixed and/or shared funding. The Fund's Board of Directors are required to determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Security Benefit might be required to withdraw the investment of one or more of its separate accounts from the Fund. This might force the Fund to sell securities at disadvantageous prices.

     A summary of the investment objective of each Series of the Fund is described below. There can be no assurance that any Series will achieve its objective. More detailed information is contained in the accompanying Prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Series.

THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

     SERIES A -- Amounts allocated to the Growth Variable Account are invested in Series A. The investment objective of Series A is to seek long-term capital growth by investing in a broadly diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, bonds and other debt securities.

     SERIES B -- Amounts allocated to the Growth-Income Variable Account are invested in Series B. Series B seeks long-term growth of capital with secondary emphasis on income, by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities. Series B's investments in debt securities may include securities rated below investment grade (commonly known as "junk bonds").

     SERIES C -- Amounts allocated to the Money Market Variable Account are invested in Series C. The investment objective of Series C is to provide as high a level of current income as is consistent with preserving capital. It invests in high quality money market instruments with maturities of not longer than thirteen months.

     SERIES D -- Amounts allocated to the Worldwide Equity Variable Account are invested in Series D. The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

     SERIES E -- Amounts allocated to the High Grade Income Variable Account are invested in Series E. The investment objective of Series E is to provide current income with security of principal. Series E seeks to achieve this investment objective by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by the U.S. and foreign governments.

     SERIES S -- Amounts allocated to the Social Awareness Variable Account are invested in Series S. The investment objective of Series S is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities.

     SERIES J -- Amounts allocated to the Emerging Growth Variable Account are invested in Series J. The investment objective of Series J is to seek capital appreciation through investment in a broadly diversified portfolio of securities which may include common stocks, preferred stocks, debt securities and securities convertible into common stocks.

     SERIES K -- Amounts allocated to the Global Aggressive Bond Variable Account are invested in Series K. The

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                                       10
investment objective of Series K is to seek high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly known as "junk bonds").

     SERIES M -- Amounts allocated to the Specialized Asset Allocation Variable Account are invested in Series M. The investment objective of Series M is to seek high total return consisting of capital appreciation and current income. Series M seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

     SERIES N -- Amounts allocated to the Managed Asset Allocation Variable Account are invested in Series N. The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

     SERIES O -- Amounts allocated to the Equity Income Variable Account are invested in Series O. The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

THE INVESTMENT ADVISER

     Security Management Company, LLC, located at 700 SW Harrison Street, Topeka, Kansas 66636, serves as Investment Adviser to each Series of the Fund. Security Management Company, LLC is registered with the SEC as an investment adviser. Security Management Company, LLC formulates and implements continuing programs for the purchase and sale of securities in compliance with the investment objective, policies, and restrictions of each Series and is responsible for the day-to-day decisions to buy and sell securities for the Series, except Series D, K, N and O. The Investment Adviser has engaged Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, and MFR Advisors, Inc., One Liberty Plaza, 46th Floor, New York, New York 10006 to provide certain investment advisory services to Series D and K of the Fund. The Investment Adviser has engaged T. Rowe Price Associates, Inc., 100 N. Main, Baltimore, Maryland 21202 to provide certain investment advisory services to Series N and O. The Investment Adviser has engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th
Floor, Englewood, Colorado 80112, to provide certain analytical research services with respect to Series M.


                                   THE POLICY

     The variable life insurance benefits provided by the Policies are funded through the Policyowner's Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

     The Policy is designed to meet the needs of individuals and for corporations who wish to provide coverage and benefits for key employees. Anyone wishing to purchase the Policy may submit an application to Security Benefit. A Policy can be issued on the life of an Insured for Ages 18 up to and including Age 85 with evidence of insurability satisfactory to Security Benefit. The Insured's Age is calculated as of the Insured's last birthday as of the Policy Date. Acceptance is subject to Security Benefit's underwriting rules, and Security Benefit reserves the right to request additional information and to reject an application.

     Each Policy is issued with a Policy Date, which is the date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semiannual and Annual Anniversaries. If the application is accompanied by all or a portion of the initial premium and is accepted by Security Benefit, the Policy Date is usually the date the application and premium payment were received at Security Benefit's Home Office. If an application is not accompanied by all or a portion of the initial premium payment, the Policy Date is usually the date the application is accepted by Security Benefit. Security Benefit first becomes obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date Security Benefit becomes obligated. The initial premium must be received within 20 days after the Policy is issued, although Security Benefit may waive the 20-day requirement at its discretion. If the initial premium is not received or the application is rejected by Security Benefit, the Policy will be canceled and any partial premium received will be refunded.

     Subject to Security Benefit's approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If the Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

     Insured's are assigned to underwriting (risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, Security Benefit will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by Security Benefit.

PREMIUMS

     The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at the Policyowner's discretion. Security Benefit usually requires a Policyowner to pay a

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                                       11
minimum initial premium equal to at least 1/12 of the Guaranteed Death Benefit Premium for the first Policy Year, which will be based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply, see "Cost of Insurance," page 19), rating class, and underwriting class of the Insured. Thereafter, subject to the limitations described below, a Policyowner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policyowner with the flexibility to vary premium payments to reflect varying financial conditions. Security Benefit may reduce the minimum initial premium required under certain circumstances, such as for a group or sponsored arrangements.

     When applying for a Policy, a Policyowner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Additional premiums may be paid monthly under the Secur-O-Matic plan where the Owner authorizes Security Benefit to withdraw premiums from the Owner's checking account each month on the 7th, 14th, 21st, or 28th day of each month. The minimum initial premium required must be paid before the Secur-O-Matic plan will be accepted by Security Benefit.

     The amount, frequency and period of time over which a Policyowner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. Accordingly, variations from the Planned Periodic Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

     Payment of the Planned Periodic Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment, unless the Guaranteed Death Benefit Premium provision or Extended Guaranteed Death Benefit Rider is in effect. See "Guaranteed Death Benefit Premium" below, "Lapse," page 19 and "Optional Insurance Benefits," page 28.

     Any premium payment must be for at least $50. Security Benefit also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Cost of Insurance," page 19. A premium payment would result in an immediate increase in the net amount at risk if the death benefit under a Policy is, or upon acceptance of the premium would be, equal to a Policyowner's Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 14. If satisfactory evidence of insurability is not received, the payment, or portion thereof may be returned. All or a portion of a premium payment will be rejected and returned to the Policyowner if it would exceed the maximum premium limitations prescribed by federal tax law, as determined by Security Benefit.

     A premium tax will be deducted from each premium payment. See "Charges and Deductions," page 19. The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Additional payments will first be treated as additional premium payments unless a Policyowner indicates that the payment is a repayment of Policy Debt.

GUARANTEED DEATH BENEFIT PREMIUM

     A Policyowner may determine to pay the Guaranteed Death Benefit Premium which if paid in advance on at least a monthly basis will keep the Policy in force during the first five Policy Years even if during that period Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. The Guaranteed Death Benefit Premium is a Planned Periodic Premium in an amount determined by Security Benefit based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply), rating class, and underwriting class of the Insured. Security Benefit will send a reminder notice if the amount of premiums paid on a Policy, less outstanding Policy Debt and any Partial Withdrawals, is less than an amount equal to the monthly Guaranteed Death Benefit Premium times the number of Policy Months the Policy has been in force. If the required payment is not made within 61 days, measured from the date of the notice, the Guaranteed Death Benefit will no longer be in effect and may not be reinstated. A Policy Loan taken in the first five Policy Years may cause the Guaranteed Death Benefit to terminate. As a result, the Policy will not have the protection from lapse provided by the Guaranteed Death Benefit Premium during the first five Policy Years. See "Lapse," page 19 and, for a discussion of the Extended Guaranteed Death Benefit Premium Rider, see "Optional Insurance Benefits," page 28.

ALLOCATION OF NET PREMIUMS

     In the application for the Policy, the Policyowner selects the Variable Accounts or the Fixed Account to which net premium payments will be allocated. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in Series C of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). The Accumulated Value will be automatically allocated according to the Policyowner's instructions contained in the application the later of 20 days after the Policy is issued or 45 days after the application is completed, or, if longer, upon receipt of the minimum initial premium (the "Free-Look Period"). Net premiums received after the Free-Look Period will be allocated upon receipt among the Variable Accounts and the Fixed Account according to the Policyowner's most recent instructions.

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                                       12

Available allocation alternatives include the eleven Variable Accounts and the Fixed Account.

     A Policyowner may change the allocation of net premiums by submitting a proper written request to Security Benefit's Home Office. The minimum amount that may be allocated to a Variable Account or the Fixed Account is the greater of $25 or 10 percent of the net premium. Security Benefit allows allocation of only a whole percentage of net premium. Changes in net premium allocation instructions may be made by telephone if the Telephone Transfer Section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. Security Benefit reserves the right to discontinue telephone net premium allocation instructions.

DOLLAR COST AVERAGING OPTION

     Security Benefit currently offers an option under which Policyowners may dollar cost average their allocations in the Variable Accounts under the Policy by authorizing Security Benefit to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Policyowner will not have losses.

     A Dollar Cost Averaging Request form is available upon request. On the form, the Policyowner must designate whether Accumulated Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

     To elect the Dollar Cost Averaging Option, the Policy's Accumulated Value must be at least $10,000 and a Dollar Cost Averaging Request in proper form must be received by Security Benefit at its Home Office. A Policyowner may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options. After Security Benefit has received a Dollar Cost Averaging Request in proper form at its Home Office, Security Benefit will transfer Accumulated Value in amounts designated by the Policyowner from the Variable Account from which transfers are to be made to the Variable Account or Accounts chosen by the Policyowner. The minimum amount that may be transferred from any Variable Account is $100. After the Free-Look Period, the first transfer will be effected on the monthly or quarterly anniversary, whichever corresponds to the period selected by the Policyowner, of the date of receipt at Security Benefit's Home Office of a Dollar Cost Averaging Request in proper form, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until the Policy enters the Grace Period. Amounts periodically transferred under this option are not currently subject to any transfer charges that may be imposed by Security Benefit.

     A Policyowner may instruct Security Benefit at any time to terminate the option by written request to Security Benefit's Home Office. In that event, the Accumulated Value in the Variable Account from which transfers were being made that has not been transferred will remain in that Variable Account, subject to monthly deductions, unless the Policyowner instructs otherwise. If a Policyowner wishes to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to Security Benefit's Home Office and the Accumulated Value at the time the request is made must be at least $10,000. Security Benefit may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

     Accumulated Value may also be dollar cost averaged to or from the Fixed Account, provided that transfers from the Fixed Account do not violate the restrictions on transfers from the Fixed Account as described in "The Fixed Account," on page 25.

ASSET REALLOCATION OPTION

     Security Benefit currently offers an option under which Policyowners authorize Security Benefit to automatically transfer their Accumulated Value each quarter to maintain a particular percentage allocation among the Variable Accounts as selected by the Policyowner. The Accumulated Value allocated to each Variable Account will grow or decline in value at different rates during the quarter and Asset Reallocation automatically reallocates the Accumulated Value in the Variable Accounts each quarter to the allocation selected by the Policyowner. Asset Reallocation is intended to transfer Accumulated Value from those Variable Accounts that have increased in value to those Variable Accounts that have declined in value. Over time, this method of investing may help a Policyowner maintain an allocation of Accumulated Value at levels that

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                                       13
the Policyowner has selected consistent with his or her personal goals and objectives. This reallocation method does not guarantee profits, nor does it assure that a Policyowner will not have losses. It is possible that Accumulated Value of an Owner who chooses this Option may, at any time, be less than the Accumulated Value that the Owner would have experienced had the Option not been selected.

     To elect the Asset Reallocation Option, the Accumulated Value in the Policy must be at least $10,000 and an Asset Reallocation Request in proper form must be received by Security Benefit at its Home Office. An Asset Reallocation
Request form is available upon request. On the form, the Policyowner must indicate the applicable Variable Accounts and the percentage of Accumulated Value to be reallocated on a quarterly basis to each Variable Account ("Asset Reallocation Program"). If the Asset Reallocation Option is elected, all Accumulated Value that is invested in the Variable Accounts must be included in the Asset Reallocation Program, and a Policyowner may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options.

     The Asset Reallocation Option will result in the transfer of Accumulated Value to one or more of the Variable Accounts on the date of Security Benefit's receipt of the Asset Reallocation Request in proper form and on each quarterly anniversary of that date thereafter. The amounts transferred will be credited at the Accumulation Unit Value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not currently subject to any transfer charges that may be imposed by Security Benefit.

     A Policyowner may instruct Security Benefit at any time to terminate this option by written request to Security Benefit's Home Office. In that event, the Accumulated Value in the Variable Accounts that has not been transferred will remain in those Variable Accounts, subject to monthly deductions, regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to Security Benefit's Home Office and the Accumulated Value at the time the request is made must be at least $10,000. Security Benefit may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time.

     Accumulated Value invested in the Fixed Account may be included in the Asset Reallocation Program, provided that transfers from the Fixed Account do not violate the restrictions on transfers from the Fixed Account as described in "The Fixed Account" on page 25.

TRANSFER OF ACCUMULATED VALUE

     Accumulated Value may be transferred after the Free-Look Period among the Variable Accounts by the Policyowner upon proper written request to Security Benefit's Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging or Asset Reallocation Options) may be made by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed and signed and filed at Security Benefit's Home Office. The minimum amount that may be transferred is $500, except that this minimum amount does not apply to transfers under the Dollar Cost Averaging and Asset Reallocation Options. Currently, there are no limitations on the number of transfers between Variable Accounts, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging and Asset Reallocation Options). However, no transfer may be made if a Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Lapse," page 19. No charges are currently imposed upon such transfers; however, Security Benefit reserves the right to allow six free transfers in any Policy Year and to charge $25 for each additional transfer. Security Benefit further reserves the right at a future date to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

    Accumulated Value may also be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account; however, transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account," page 25.

DEATH BENEFIT

     When the Policy is issued, Security Benefit will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of the Policy and is called the "Specified Amount." The minimum Specified Amount at issuance of a Policy is $100,000. Security Benefit may reduce the minimum Specified Amount required at issuance under certain circumstances, such as for group or sponsored arrangements.

     For so long as the Policy remains in force, Security Benefit will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by Rider, reduced by any outstanding Policy Debt (and, if in the Grace Period, any overdue charges).

     Each Policyowner may select one of two death benefit options: Option A or Option B. Generally, an applicant designates the death benefit option in the application. If no option is designated, Option A will be assumed by Security Benefit to have been selected. Subject to certain restrictions, the Policyowner can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Specified Amount of the Policy.

     OPTION A. Under Option A, the death benefit will be equal to the Specified Amount of the Policy or, if greater,

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                                       14

Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. The death benefit percentage is 250 percent for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix to this Prospectus and in the Policy. Policyowners who are seeking to have favorable investment performance reflected in increasing Accumulated Value, and not in increasing insurance coverage, should choose Option A.

     OPTION B. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Accumulated Value varies. Therefore, Policyowners who seek to have favorable investment performance reflected in increased insurance coverage should choose Option B.

     EXAMPLES OF OPTIONS A AND B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies -- Policies I, II, and III -- with the same Specified Amount, but Accumulated Values that vary as shown, and which assume an Insured is Age 40 at the time of death and that there is no outstanding Policy Debt.

                                       POLICY I     POLICY II     POLICY III

Specified Amount                       $100,000      $100,000      $100,000
Accumulated Value on Date of Death     $ 25,000      $ 50,000      $ 75,000
Death Benefit Percentage                   250%          250%          250%
Death Benefit Under Option A           $100,000      $125,000      $187,500
Death Benefit Under Option B           $125,000      $150,000      $187,500

     Under Option A, the death benefit for Policy I is equal to $100,000, since the death benefit is the greater of the Specified Amount ($100,000) or the Accumulated Value at the date of death multiplied by the death benefit percentage ($25,000 x 250% = $62,500). In contrast, for both Policies II and III under Option A, the Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000 for Policy II; $75,000 x 250% = $187,500 for Policy
III) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Specified Amount plus Accumulated Value ($100,000 + $25,000 = $125,000) or the Accumulated Value multiplied by the death benefit percentage ($25,000 x 250% = $62,500).
Similarly,  in Policy II, Specified  Amount plus  Accumulated  Value ($100,000 +
$50,000 = $150,000) is greater than Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000). In contrast, in Policy III, the Accumulated Value multiplied by the death benefit percentage ($75,000 x 250% = $187,500) is greater than the Specified Amount plus Accumulated Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

     All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

CHANGES IN DEATH BENEFIT OPTION

     A Policyowner may request that the death benefit option under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year, and requests should be made in writing to Security Benefit's Home Office. A change from Option B to Option A may be made without evidence of insurability; a change from Option A to Option B will require evidence of insurability satisfactory to Security Benefit. The effective date of any such change shall be the Monthly Payment Date on or next following Security Benefit's acceptance of the request.

     A change in the death benefit from Option A to Option B will result in a reduction in the Specified Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit from that point on since Accumulated Value will then be added to the new Specified Amount, and the death benefit will then vary with Accumulated Value. This change will not be permitted if it would result in a Specified Amount of less than $100,000 although Security Benefit reserves the right to waive this minimum under certain circumstances, such as for group or sponsored arrangements. No charge is currently made on a change from Option A to Option B.

     A change in the death benefit option from Option B to Option A will result in an increase in the Specified Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit from that point on since the Accumulated Value will no longer be added to the Specified Amount in determining the death benefit. From that point on, the death benefit will equal the new
Specified Amount (or, if higher, the Accumulated Value times the applicable specified percentage). No charge is currently made on a change from Option B to Option A.

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                                       15

     A change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. See "Cost of Insurance," page 19. Assuming that the Policy's death benefit would not be equal to Accumulated Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the net amount at risk, and therefore decrease the cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGES IN SPECIFIED AMOUNT

     A Policyowner may request an increase or decrease in the Specified Amount under a Policy after the first Policy Year subject to approval from Security Benefit. A change in Specified Amount may only be made once per Policy Year. Increasing the Specified Amount could increase the death benefit under a Policy, and decreasing the Specified Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by the Policyowner and the degree to which the death benefit  under a Policy  exceeds  the  Specified  Amount  prior  to the  change.
Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. An increase in Specified Amount may increase the net amount at risk under a Policy, which will increase a Policyowner's cost of insurance charge. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease a Policyowner's cost of insurance charge. An increase in Specified Amount made while the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect will increase the respective premium requirements for these benefits.

     Any request for an increase or decrease in Specified Amount must be made by written application to Security Benefit's Home Office. It will become effective on the Monthly Payment Date on or next following Security Benefit's acceptance of the request. If the Policyowner is not the Insured, Security Benefit will also require the consent of the Insured before accepting a request.

     INCREASES. Additional evidence of insurability satisfactory to Security Benefit will be required for an increase in Specified Amount. No charge is currently made in connection with an increase in Specified Amount.

     DECREASES. Any decrease in Specified Amount will first be applied to the most recent increases, then the next most recent increases successively, and finally to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below $100,000, although Security Benefit reserves the right to waive the minimum Specified Amount under certain circumstances, such as for group or sponsored arrangements. No charge is currently made in connection with a decrease. If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, Security Benefit will refund the Policyowner the amount of such excess above the premium limitations, as determined by Security Benefit.

     Security Benefit reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to the Policyowner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

POLICY VALUES

     ACCUMULATED VALUE. The Accumulated Value is the sum of the amounts under the Policy held in each Variable Account of the Separate Account and the Fixed Account, as well as the amount set aside in Security Benefit's Loan Account to secure any Policy Debt.

     On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account and deduction of the administrative and mortality and expense risk charges from that Variable Account. On each Monthly Payment Date, the portion of the Accumulated Value allocated to a particular Variable Account also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value," below. No minimum amount of Accumulated Value is guaranteed. A Policyowner bears the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

     NET CASH SURRENDER VALUE. The Net Cash Surrender Value of the Policy equals the Accumulated Value less any outstanding Policy Debt. The Owner can surrender a Policy at any time while the Insured is living and receive its Net Cash Surrender Value. See "Surrender," page 18.

DETERMINATION OF ACCUMULATED VALUE

     Although the death benefit under a Policy can never be less than the Policy's Specified Amount, the Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Partial Withdrawals, and the charges assessed in connection with the Policy. There is no guaranteed minimum Accumulated Value and the Policyowner bears the entire investment risk relating to the investment

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                                       16
performance of Accumulated Value allocated to the Variable Accounts.

     The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Series of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Series and any dividends or distributions declared by a Series. Any dividends or distributions from any Series of the Fund will be automatically reinvested in shares of the same Series, unless Security Benefit, on behalf of the Separate Account, elects otherwise.

     Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When a Policyowner allocates net premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, a surrender, Partial Withdrawals, transfers, and assessment of charges against the Policy affect the number of accumulation units credited to a Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transactions by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value.

     The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Series of the Fund, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by Security Benefit for income taxes attributable to the operation of the Variable Account, (4) the mortality and expense risk charge deducted from the average daily net assets of the Variable Account and (5) the administrative charge deducted from the average daily net assets of the Variable Account.

POLICY LOANS

     The Policyowner may borrow money from Security Benefit using the Policy as the only security for the loan by submitting a proper written request to Security Benefit's Home Office. A loan may be taken any time a Policy is in force. The minimum loan that can be taken at any time is $1,000. The maximum amount that can be borrowed at any time is 80 percent of Accumulated Value. The Policyowner may borrow an amount in excess of 80 percent of Accumulated Value, and the minimum loan amount may be less, on Policies issued in certain states as required by applicable state law.

     When a Policyowner takes a loan, an amount equal to the loan is transferred out of the Policyowner's Accumulated Value in the Variable Accounts and the Fixed Account into the Loan Account to secure the loan. Unless otherwise requested by the Policyowner, loan amounts will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to the Net Cash Surrender Value.

     For Policy Debt outstanding in the first ten Policy Years, the Policy loan interest rate is 8.0 percent per year and for Policy Debt outstanding thereafter, is currently 6.0 percent per year (Security Benefit reserves the right to charge up to 6.50 percent per year), which is equivalent to an annual effective rate of 8.0 percent and 6.0 percent, respectively. Security Benefit will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 6.0 percent.

     The Owner may repay all or part of the loan at any time while the Policy is in force. Interest on a loan is accrued daily, and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Variable Accounts and Fixed Account on a proportional basis.

     Upon receipt of any loan repayment, an amount equal to the repayment will be transferred from the Loan Account into the Variable Accounts and Fixed Account in accordance with the most recent premium allocation instructions unless otherwise requested. In addition, any interest earned on the loan balance held in the Loan Account will be transferred on each Policy Anniversary to each of the Variable Accounts and Fixed Account in accordance with the Policyowner's most recent premium allocation instructions.

     While the amount to secure the loan is held in the Loan Account, the Policyowner forgoes the investment experience of the Variable Accounts and the current interest rate of the Fixed Account on the loaned amount. Thus a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Policy Debt will be deducted from the amount of death benefit paid upon the death of the Insured, the Accumulated Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

     A loan may affect the length of time the Policy remains in force. The Policy will lapse when Net Cash Surrender Value is insufficient to cover the monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and the minimum payment required is not made during the Grace Period. Moreover, the Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep the Policy in force. See "Lapse," page 19.

     A loan will not be treated as a distribution from the Policy, and will not result in taxable income to the

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                                       17

Policyowner unless the Policy is a Modified Endowment Contract, in which case a loan will be treated as a distribution that may give rise to taxable income.

     For information on the tax treatment of loans, see "Federal Income Tax Considerations," page 21.

BENEFITS AT MATURITY

     If the Insured is living on the Policy Anniversary next following the Insured's Age 95, Security Benefit will pay to the Policyowner, as an endowment benefit, the Net Cash Surrender Value. Payment ordinarily will be made within seven days of the Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments," page 27.

SURRENDER

     A Policyowner may fully surrender a Policy at any time during the life of the Insured. The amount received in the event of a full surrender is the Policy's Net Cash Surrender Value, which is equal to its Accumulated Value less any outstanding Policy Debt.

     A Policyowner may surrender a Policy by sending a written request together with the Policy to Security Benefit's Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. At various times, requests may be made to surrender a policy for which good payment has not yet been received. Accordingly, payment of surrender proceeds may be delayed until such time as good payment has been collected, which may take up to 15 days. A Policyowner may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan," page 28. For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations," page 21.

PARTIAL WITHDRAWAL BENEFITS

     Security Benefit offers a partial surrender benefit by which the Policyowner can obtain a portion of the Net Cash Surrender Value: the Partial Withdrawal Benefit. The Partial Withdrawal Benefit is available on and after the last day of the first Policy Year. Under this Benefit, a Policyowner may make up to four "Partial Withdrawals" of Net Cash Surrender Value each Policy Year after the first Policy Year.

     A Partial Withdrawal must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $1,000, plus an amount equal to the sum of the monthly deductions scheduled to be deducted from the Policy's Accumulated Value in the 36-month period immediately following a Partial Withdrawal. In addition, the amount of a Partial Withdrawal is further limited on Policies on which the Owner has chosen death benefit Option A so that the withdrawal will not cause the Specified Amount to be less than $100,000, although Security Benefit reserves the right to waive the minimum Specified Amount under certain circumstances, such as for group or sponsored arrangements.

     The Policyowner may make a Partial Withdrawal by submitting a proper written request to Security Benefit's Home Office. At various times, requests may be made to withdraw Accumulated Value for which good payment has not yet been received. Accordingly, payment of a Partial Withdrawal may be delayed until such time as good payment has been collected, which may take up to 15 days. As of the effective date of any withdrawal, the Policyowner's Accumulated Value and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to the Policyowner's Value in the Variable Accounts and the Fixed Account unless otherwise requested by the Policyowner. If the Insured dies after the request for a withdrawal is sent to Security Benefit and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal. No fee is currently charged for a Partial Withdrawal.

     When a Partial Withdrawal is made on a Policy on which the Owner has selected death benefit Option A, the Specified Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Specified Amount, the amount, if any, by which the Specified Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Specified Amount of a Policy on which the Owner has selected death benefit Option B. However, assuming that the death benefit is not equal to Accumulated Value times a death benefit percentage, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is based upon the Accumulated Value times the death benefit percentage applicable to the Insured, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit," page 14.

     For information on the tax treatment of Partial Withdrawals, see "Federal Income Tax Considerations," page 21.

RIGHT TO EXAMINE A POLICY -- FREE-LOOK RIGHT

     The Policyowner has a Free-Look Right, under which the Policy may be returned within 20 days after the Policyowner receives it, or within 45 days after the Owner completes the application for insurance, whichever is later. To exercise the Free-Look Right, the Policy can be mailed or delivered to Security Benefit or its agent. The returned Policy will be treated as if Security Benefit never issued it, and Security Benefit will promptly refund the full amount of the premium paid. If the Owner has taken a loan during a Free-Look Period, the Policy Debt will be deducted from the amount refunded. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in Series C of the Fund (except for

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                                       18
amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums," page 12.

LAPSE

     The Policy will lapse only when the Net Cash Surrender Value is insufficient to cover the current monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and a Grace Period expires without the Policyowner making a sufficient payment. If Net Cash Surrender Value is insufficient to cover the current monthly deduction on a Monthly Payment Date, the Owner must pay during the Grace Period a minimum of three times the full monthly deduction due on the Monthly Payment Date when the insufficiency occurred to avoid termination of the Policy. Security Benefit will not accept any payment if it would cause the Policyowner's total premium payments to exceed the maximum permissible premium for the Policy's Specified Amount under the Internal Revenue Code. This is unlikely to occur unless the Policyowner has outstanding Policy Debt, in which case he or she could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, the Policyowner may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for the Policy's Specified Amount, the Policyowner may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

     If Net Cash Surrender Value is insufficient to cover the monthly deduction on a Monthly Payment Date, Security Benefit will deduct the amount that is available. Security Benefit will notify the Policyowner (and any assignee of record) of the payment required to keep the Policy in force. The Policyowner will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. The Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under the Policy, and the Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid will be allocated among the Variable Accounts of the Separate Account and the Fixed Account in accordance with the Policyowner's current premium allocation instructions. Any monthly deduction due will be charged to the Variable Accounts and the Fixed Account on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and any Policy Debt, unless the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect, in which case, the death benefit will not be reduced by any unpaid monthly deductions.

REINSTATEMENT

     Security Benefit will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within three years after the end of the Grace Period, but before the Maturity Date provided Security Benefit receives the following: (1) a written application from the Policyowner; (2) evidence of insurability satisfactory to Security Benefit; and
(3) payment of all monthly deductions that were due and unpaid during the Grace Period, and payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement.

     When the Policy is reinstated, the Accumulated Value will be equal to the Accumulated Value on the date of the lapse subject to the following: If the Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If the Policy is reinstated on the Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in Security Benefit's Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of approval by Security Benefit, and Accumulated Value minus, if applicable, Policy Debt will be allocated among the Variable Accounts and the Fixed Account in accordance with the Policyowner's most recent premium allocation instructions.

                             CHARGES AND DEDUCTIONS

PREMIUM TAX

     A premium tax is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policyowner's Accumulated Value. The premium tax consists of the following item:

     STATE AND LOCAL PREMIUM TAX CHARGE. A charge is assessed against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. Premium tax rates currently range from .75 percent to 5 percent, but are subject to change by a governmental entity.

DEDUCTIONS FROM ACCUMULATED VALUE

     A charge called the monthly deduction is deducted from a Policy's Accumulated Value in the Variable Accounts and Fixed Account beginning on the Monthly Payment Date on or next following the date Security Benefit first becomes obligated under the Policy, and on each Monthly Payment Date thereafter. The monthly deduction consists of the following items:

     COST OF INSURANCE. This monthly charge compensates Security Benefit for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. The amount of the charge is equal to a

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                                       19
current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month.

     The Policy  contains  guaranteed  cost of  insurance  rates that may not be increased. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age, rating class (determined by tobacco use), and underwriting class of the Insured. They are also based on the gender of the Insured, except that unisex rates are used where appropriate under applicable law, including in the State of Montana and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. As of the date of this Prospectus, Security Benefit charges "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and Security Benefit may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Age, gender, rating class, and underwriting class of the Insured. In addition, they also vary with the size of the Specified Amount, and the policy duration. Policies with Specified Amounts in excess of $250,000 receive more favorable rates than Policies with smaller Specified Amounts. The cost of insurance rate generally increases with the Age of the Insured.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Accumulated Value will first be applied to the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount divided by 1.0032737, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals Accumulated Value multiplied by the applicable death benefit percentage, any increase in Accumulated Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a subsequent decrease in Specified Amount).

     OPTIONAL INSURANCE BENEFITS CHARGES. The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider. See "Optional Insurance Benefits," page 28.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS

     ADMINISTRATIVE CHARGE. Security Benefit deducts a daily administrative charge from the average daily net assets of each Variable Account. The daily administrative charge is equal to an annual rate of .35 percent in the first ten Policy Years and .25 percent thereafter. Security Benefit, however, reserves the right to charge up to an annual rate of .35 percent in all Policy Years. The administrative charge is assessed to reimburse Security Benefit for the expenses associated with administration and maintenance of the Policies. Security Benefit does not expect to profit from this charge.

     MORTALITY AND EXPENSE RISK CHARGE. Security Benefit deducts a daily charge from the assets of each Variable Account for mortality and expense risks assumed by Security Benefit. This charge is equal to an annual rate of .90 percent of the average daily net assets of each Variable Account in the first ten Policy Years and .70 percent thereafter. Security Benefit, however, reserves the right to charge up to .90 percent in all Policy Years.

     The mortality and expense risk charge is assessed to compensate Security Benefit for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. Security Benefit will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. Security Benefit may use any profit derived from this charge for any lawful purpose, including promotional expenses.

OTHER CHARGES

     Security Benefit may charge the Variable Accounts for federal income taxes incurred by Security Benefit that are attributable to the Separate Account and its Variable Accounts. No such charge is currently assessed. See "Charge for Security Benefit Income Taxes," page 23.

     Security Benefit will bear the operating expenses of the Separate Account.

     Each Variable Account purchases shares of the corresponding Series of the underlying Fund. Each Series incurs certain charges including the investment advisory fee and certain operating expenses. The Fund is a corporation that is governed by its Board of Directors. The Fund's advisory fees and its expenses are not fixed or specified under the terms of the Policy. The advisory fees and other expenses are more fully described in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

     Security Benefit guarantees that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge, and the guaranteed cost of insurance rates.

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                                       20

                                OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon Security Benefit's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws, and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy, and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws, or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

     While  Security  Benefit  believes  that the  Policy  meets  the  statutory definition of life insurance, and hence will receive federal income tax treatment consistent with that of fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of the Guaranteed Death Benefit Premium and Extended Guaranteed Death Benefit Rider). Security Benefit reserves the right to make changes to the Policy if changes are deemed appropriate by Security Benefit to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts. The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Internal Revenue Code ("IRC") for purposes of the regular federal income tax and the owner generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof, maturity of the Policy, or Partial Withdrawal. In addition, certain Policy loans may be taxable in the case of Policies that are Modified Endowment Contracts. Prospective Policyowners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC
Section 59A.

     DIVERSIFICATION  REQUIREMENTS.  To comply with  regulations  under  Section
817(h) of the IRC, each Series of the Fund is required to diversify its investments. Generally, a Series is required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55 percent of the value of its assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer, and any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     Security Benefit does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Security Benefit therefore reserves the right to modify the Policy, as deemed appropriate by Security Benefit, to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or

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                                       21
that the Fund will not have to change any Series` investment objective or investment policies.

     TAX TREATMENT OF POLICIES. The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as Modified Endowment Contracts. With the enactment of this legislation, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as Modified Endowment Contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as Modified Endowment Contracts is somewhat different, as described below.

     A life insurance contract becomes a "Modified Endowment Contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "Modified Endowment" treatment would be $1,000 in the first year, $2,000 through the first two years, and $3,000 through the first three years, etc. Under this test, a Policy may or may not be a Modified Endowment Contract, depending on the amount of premium paid during each of the Policy's first seven contract years. Changes in death benefits under, or in other terms of, a Policy may require "retesting" of a Policy to determine if it is to be classified as a Modified Endowment Contract.

     CONVENTIONAL LIFE INSURANCE POLICIES. If a Policy is not a Modified Endowment Contract, upon full surrender or maturity of a Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Partial Withdrawals. Under Section 7702 of the IRC, if a Partial Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policyowner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policyowner to the extent that it exceeds the cost basis under a Policy. It is believed that the Guaranteed Death Benefit Premium and Extended Guaranteed Death Benefit Rider features of the Policy should not result in a deemed distribution under the Policy, but, to date, the IRS has not issued guidance regarding the tax treatment of features similar to these features; accordingly, the law on this point cannot be regarded as fully settled. If a Rider providing level term insurance for a business associate is added to a Policy, the Policyowner may be deemed to receive distributions under the Policy equal to the cost of the level term insurance deducted from Accumulated Value, which may give rise to taxable income.

     Security Benefit also believes that loans received under Policies that are not Modified Endowment Contracts will be treated as indebtedness of the owner, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or upon maturity of the Policy. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a Modified Endowment Contract may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policyowner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policyowners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

     MODIFIED ENDOWMENT CONTRACTS. Pre-death distributions from Modified Endowment Contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policyowner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Withdrawals and Policy loans, the Policyowner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as Modified Endowment Contracts are purchased from any one insurance company, including Security Benefit, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distribution allocable to income on the policies and the portion allocable to investment in the policies.

     Amounts received under a Modified Endowment Contract that are included in gross income are subject to an additional tax equal to 10 percent of the amount included in gross income, unless an exception applies. The 10 percent additional tax does not apply to any amount received:

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                                       22

(i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or (iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If a Policy was not originally a Modified Endowment Contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a Modified Endowment Contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a Modified Endowment Contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a Modified Endowment Contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a Modified Endowment Contract constitutes interest for federal income tax purposes. If it does constitute interest, it may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policyowner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policyowners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

     REASONABLENESS REQUIREMENT FOR CHARGES. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. These calculations must be based upon
(i) mortality charges that meet the reasonable mortality charge requirements set forth in the IRC and (ii) other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality and other charges. The area of the law relating to reasonableness standards for mortality and other charges is currently based on statutory language and IRS pronouncements which do not explicitly address all relevant issues. Accordingly, while Security Benefit believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current standards, it cannot offer complete assurance since the law in this area is not fully developed. It is possible that future regulations will contain standards that would require Security Benefit to modify its mortality and other charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and Security Benefit reserves the right to make any such modifications.

     ACCELERATED BENEFIT FOR TERMINAL ILLNESS. An Accelerated Benefit for Terminal Illness Rider (the "Accelerated Benefit Rider") is available in connection with the Policy. Benefits under the Accelerated Benefit Rider may be taxable. In addition, there may be a question as to whether a life insurance policy that has an accelerated living benefits rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. The IRS has issued proposed regulations, and legislation has been introduced, providing
(i) that accelerated living benefits which meet certain requirements can be received without incurring a federal income tax and (ii) for the treatment of accelerated living benefits riders under the definitional requirements of a life insurance contract. The precise rules which will be incorporated in any final regulations or legislation are not known. Security Benefit reserves the right to (but is not obligated to) modify the Accelerated Benefit Rider to conform with the rules under any final regulations or legislation. Policyowners considering adding an Accelerated Benefit Rider or exercising rights under that rider should first consult a qualified tax advisor.

     OTHER. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each owner or Beneficiary.

     For  complete   information  on  federal,   state,   local  and  other  tax
considerations, a qualified tax adviser should be consulted.

SECURITY BENEFIT DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR SECURITY BENEFIT INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. Security Benefit will review the question of a charge to the Separate Account for Security Benefit's federal income taxes periodically. A charge may be made for any federal income taxes incurred by Security Benefit that are attributable to the Separate Account. This might become necessary if the tax treatment of Security Benefit is ultimately determined to be other than what Security Benefit currently believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in Security Benefit's tax status.

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                                       23

   Under current laws, Security Benefit may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Security Benefit reserves the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

     In accordance with its view of present applicable law, Security Benefit will exercise voting rights attributable to the shares of each Series of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940. Security Benefit will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Security Benefit determines that it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

     The person having the voting interest under a Policy is the Policyowner. Unless otherwise required by applicable law, the number of votes as to which a Policyowner will have the right to instruct will be determined by dividing a Policyowner's Accumulated Value in a Variable Account by the net asset value per share of the corresponding Series of the Fund. Fractional votes will be counted. The number of votes as to which a Policyowner will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, Security Benefit reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policyowners. Voting instructions may be cast in person or by proxy.

     Voting rights attributable to the Policyowner's Accumulated Value held in each Variable Account for which no timely voting instructions are received will be voted by Security Benefit in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account. Security Benefit will also exercise the voting rights from assets in each Variable Account which are not otherwise attributable to Policyowners, if any, in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account and generally will exercise voting rights attributable to shares of Series of the Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of Series of the Fund held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

     Security Benefit may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Series or to approve or disapprove an investment advisory contract. In addition, Security Benefit itself may disregard voting instructions of changes initiated by Policyowners in the investment policy or the investment adviser (or portfolio manager) of a Series, provided that Security Benefit's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Series' objectives and purpose, and considering the effect the change would have on Security Benefit. In the event Security Benefit does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policyowners.

REPORT TO OWNERS

     A statement will be sent at least annually to each Policyowner, setting forth a summary of the transactions which occurred during the year and indicating the death benefit, Specified Amount, Accumulated Value, Net Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each Policyowner will also receive an annual and a semiannual report containing financial statements for the Fund, which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities law.

SUBSTITUTION OF INVESTMENTS

     Security Benefit reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Series of the Fund should no longer be available for investment, or if, in the judgment of Security Benefit's management, further investment in shares of any or all Series of the Fund should become inappropriate in view of the purposes of the Policies, Security Benefit may substitute shares of another Series of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

     Where required, Security Benefit will not substitute any shares attributable to a Policyowner's interest in a Variable Account or the Separate Account without notice, Policyowner approval, or prior approval of the Securities

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                                       24
and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

     Security Benefit also reserves the right to establish additional Variable Accounts of the Separate Account, each of which would invest in a new Series of the Fund, or in shares of another investment company, a series thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, in the sole discretion of Security Benefit, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policyowners on a basis to be determined by Security Benefit. Security Benefit may also eliminate one or more Variable Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     In the event of any such substitution or change, Security Benefit may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Security Benefit to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Security Benefit or an affiliate thereof. Subject to compliance with applicable law, Security Benefit also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW

     Security  Benefit  reserves the right to make any change without consent of
Policyowners to the provisions of the Policy to comply with, or give Policyowners the benefit of, any Federal or State statute, rule, or regulation, including but not limited to, requirements for life insurance contracts under the Internal Revenue Code, under regulations of the United States Treasury Department or any state.

                             PERFORMANCE INFORMATION

     Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to Policyowners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policyowner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in Policyowner's death benefit. Performance quotations may be expressed as a change in a Policyowner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policyowner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one, five and ten years, or from the commencement of operation of the Variable Account if less than one, five, or ten years. Performance information based upon a hypothetical Policy may also be quoted for periods beginning prior to the availability of the Policies based upon performance of the Fund and the charges under the Policy. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium tax, the cost of insurance, the administrative charge, and the mortality and expense risk charge. Performance information for the Fund may be simultaneously shown.

     Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policyowners to, among other things: (i) other variable life separate accounts or investment, savings, or insurance products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain Security Benefit's rating or a rating of Security Benefit's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations, and may show the effects of tax-deferred compounding on a Policyowner's rate of return, on Accumulated Value or returns in general, and may include a comparison at various points in time of the return on the Policy or tax-deferred returns in general with the return on a taxable basis.

     Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Fund in which the Variable Account invests, and the market condition during the given period of time, and should not be considered as representative of what may be achieved in the future.

                                THE FIXED ACCOUNT

     Policyowners may allocate all or a portion of their net premium payments and transfer Accumulated Value to the Fixed Account of Security Benefit. Amounts allocated to the Fixed Account become part of the "General Account" of Security Benefit, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is

--------------------------------------------------------------------------------
generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

     Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which consists of all assets owned by Security Benefit, other than those in the Separate Account and other separate accounts of Security Benefit. Subject to applicable law, Security Benefit has sole discretion over the investment of the assets of its General Account.

     The Policyowner may elect to allocate net premium payments to the Fixed Account, the Separate Account, or both. The Policyowner may also transfer Accumulated Value from the Variable Accounts of the Separate Account to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. Security Benefit guarantees that the Accumulated Value in the Fixed Account will be credited with a minimum interest rate of .32737 percent per month, compounded monthly, for a minimum effective annual rate of 4 percent. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Security Benefit may in its sole discretion pay interest at a rate ("Current Rate") that exceeds 4 percent. (The portion of a Policyowner's Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate of .48676 percent per month, compounded monthly, for an effective annual rate of 6 percent.)

     Accumulated Value that is allocated or transferred to the Fixed Account during one month may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another month. Therefore, at any given time, various portions of a Policyowner's Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the month during which such portions were originally allocated or transferred to the Fixed Account. Security Benefit bears the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

     The death benefit under the Policy will be determined in the same fashion for a Policyowner who has Accumulated Value in the Fixed Account as for a Policyowner who has Accumulated Value in the Variable Accounts. The death benefit under Option A will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value or, if greater, Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 14.

POLICY CHARGES

     The mortality and expense risk and administrative charges are not assessed against Accumulated Value allocated to the Fixed Account. Other policy charges will be the same for Policyowners who allocate net premiums or transfer
Accumulated Value to the Fixed Account as for Policyowners who allocate net premiums to the Variable Accounts. These charges consist of the premium tax, consisting of the state and local premium tax charge, and the deductions from Accumulated Value, including the charges for the cost of insurance, and the charge for any optional insurance benefits added by rider. Any amounts that Security Benefit pays for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the operating expenses of the Variable Accounts, as well as the investment advisory fee charged by the Fund, will not be paid directly or indirectly by Policyowners to the extent the Accumulated Value is allocated to the Fixed Account; however, such Policyowners will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

     Amounts may be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. The Policyowner may transfer from the Fixed Account to the Variable Accounts in any Policy Year not more than the greater of one third of the Accumulated Value in the Fixed Account at the time of the transfer, $5,000 or 120 percent of the Accumulated Value transferred from the Fixed Account during the previous Policy Year. Accumulated Value in the Fixed Account may be transferred pursuant to the Dollar Cost Averaging or Asset Reallocation Options subject to this limitation. The minimum amount that may be transferred is $500, except that this minimum does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options. Currently, there is no charge imposed upon transfers; however, Security Benefit reserves the right to assess a charge of $25 per transfer in the future to the extent transfers exceed six in any Policy Year and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer.

     The Policyowner may also make full surrenders and Partial Withdrawals to the same extent as a Policyowner who has invested in the Variable Accounts. See "Surrender" and "Partial Withdrawal Benefits," page 18. Policyowners allocating Accumulated Value in the Fixed Account may borrow up to 80 percent of Net Cash Surrender Value. See "Policy Loans," page 17. Transfers, surrenders, and withdrawals payable from the Fixed Account, and Policy

--------------------------------------------------------------------------------
loans made from Contract Value allocated to the Fixed Account, may be delayed for up to six months.

                              MORE ABOUT THE POLICY

OWNERSHIP

     The Policyowner is the individual named as such in the application or in any later change shown in Security Benefit's records. While the Insured is living, the Policyowner alone has the right to receive all benefits and exercise all rights that the Policy grants or Security Benefit allows.

     JOINT OWNERS. If more than one person is named as Policyowner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The Beneficiary is the individual named as such in the application or any later change shown in Security Benefit's records. The Policyowner may change the Beneficiary at any time during the life of the Insured by written request, which must be received by Security Benefit at its Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. The Policyowner may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, the Policyowner or the Policyowner's estate is the Beneficiary.

     Security Benefit will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

EXCHANGE OF INSURED

     After the first Policy Year and subject to approval from Security Benefit, the Policyowner may exchange the named Insured on the Policy upon written application, evidence of insurability satisfactory to Security Benefit, and payment of a charge of $100. The exchange is effective the first Monthly Payment Date on or after the exchange is approved. Coverage on the new Insured will become effective on the exchange date. Coverage on the current Insured will terminate on the day preceding the exchange date. The Policy Date will not be changed unless the new Insured was born after the Policy Date. In such case, the Policy Date will be changed to the Policy anniversary on or next following the birth date of the new Insured. The cost of insurance charge will be based on the new Insured's Age, gender, risk class and underwriting class.

     Security Benefit reserves the right to disallow a requested exchange of the named Insured, and will not permit a requested exchange, among other reasons,
(1) if compliance with the guideline premium limitations under tax law resulting from the exchange of Insured would result in the immediate termination of the Policy, or (2) if, to effect the requested exchange of Insured, payments to the Policyowner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

     A fee of $100 will be charged to cover the costs of processing the exchange of Insured. This amount will not be credited to or deducted from Accumulated Value, but must be paid directly to Security Benefit by the Policyowner before the request for an exchange of Insured will be processed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

     During the first 24 months following the Policy Date, if the Policy has not lapsed, the Policyowner may exchange the Policy for a fixed-benefit life insurance policy issued and made available for exchange by Security Benefit. The exchange will be made without evidence of insurability, and the new policy will have the same Specified Amount, Policy Date, Age, rating class and underwriting class for the Insured as the exchanged Policy.

     An exchange will be effective on the Monthly Payment Date following Security Benefit's receipt of written notice of the Policyowner's request to exchange in proper form and payment of any fee. Security Benefit reserves the right to charge a fee of up to $200 to effect an exchange. This fee will not be deducted from Accumulated Value, but must be paid directly to Security Benefit. Any outstanding Policy Debt must be repaid on or before the effective date of the exchange.

THE CONTRACT

     This Policy is a contract between the Owner and Security Benefit. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, and endorsements, all Riders, and all additional Policy information sections (Specifications Pages) added to the Policy.

PAYMENTS

     Security Benefit will pay death benefit proceeds, Net Cash Surrender Value on surrender, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after Security Benefit receives all the information needed to process a payment.

     However, Security Benefit can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

     * The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the

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                                       27

New York Stock Exchange is restricted as determined by the SEC; or

     * An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

     * The SEC by order permits postponement for the protection of Policyowners.

ASSIGNMENT

     The Policyowner may assign a Policy as collateral security for a loan or other obligation. No assignment will bind Security Benefit unless the original, or a copy, is received at Security Benefit's Home Office, and will be effective only when recorded by Security Benefit. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policyowner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, will be subject to the assignment. Security Benefit will rely solely on the assignee's statement as to the amount of the assignee's interest. Security Benefit will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policyowner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a Modified Endowment Contract may generate taxable income. (See "Federal Income Tax Considerations," page 21.)

ERRORS ON THE APPLICATION

     If the Age or gender of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and gender, or the death benefit derived by multiplying Accumulated Value by the death benefit percentage for the correct Age and gender. If the Insured's Age, or gender is misstated in the application, the Accumulated Value will be modified by recalculating all prior cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Cost of Insurance," page 19.

INCONTESTABILITY

     Security Benefit may contest the validity of this Policy if any material misstatements are made in the application. However, this Policy will be incontestable after the expiration of the following: the initial Specified Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the date the Policy was issued; if the Insured is changed, the Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange; and an increase in the Specified Amount cannot be contested after the increase has been in force during an Insured's lifetime for two years from its effective date.

PAYMENT IN CASE OF SUICIDE

     If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, Security Benefit will limit the death benefit proceeds to the premium payments less any withdrawal amounts and less any Policy Debt. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, the death benefit proceeds will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any increases in Debt, withdrawal amounts, and any dividends paid in cash since the exchange date. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Specified Amount, Security Benefit will refund the cost of insurance charges made with respect to such increase.

PARTICIPATING

     The Policy is participating and will share in the surplus earnings of Security Benefit. However, the current dividend scale is zero, and Security Benefit does not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

     Upon request, Security Benefit will send the Policyowner an illustration of future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, Security Benefit reserves the right to charge a fee for requests for illustrations in excess of one per Policy year.

PAYMENT PLAN

     Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for a period not to exceed 20 years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by Security Benefit from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that Security Benefit makes available at that time.

OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, a Policyowner may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for a Policy. These optional benefits are described briefly

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                                       28
below. The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value. See "Charges and Deductions," page 19. The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable Rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from Security Benefit upon written request. Certain Riders are not available in all states. For information relating to the federal income tax aspects of purchasing a Policy Rider, see "Federal Income Tax Considerations," page 21.

     WAIVER OF MONTHLY DEDUCTION RIDER. This Rider provides for the waiver of the monthly deduction in the event the Insured is disabled for a period of six months or longer prior to age 65.

     ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS. This Rider provides for payment of up to the lesser of (i) 50 percent of the Specified Amount less any Policy Debt or (ii) $250,000, upon receipt of satisfactory proof of terminal illness. Such terminal illness must first be diagnosed while the Policy is in force. The payment amount requested will be reduced by an actuarial discount which compensates Security Benefit for interest not earned as a result of early payment of a portion of the death benefit under the Policy. Premium payments made after the payment of the Accelerated Benefit must be allocated to the Fixed Account. Accelerated Benefit payments will not be made for less than $25,000 and, for any one Insured, will not be made for more than $500,000 under all policies issued by Security Benefit. Security Benefit may charge a fee of up to $200 to cover the costs of administration at the time of payment of an Accelerated Benefit.

     LEVEL TERM INSURANCE RIDER. This Rider provides level term insurance for a family member and may not be issued on the Insured. The maximum amount of insurance that may be provided under the Rider is an amount equal to the Specified Amount under the Policy. Up to five Level Term Insurance Riders may be added to a Policy.

     EXTENDED GUARANTEED DEATH BENEFIT RIDER. A Policyowner may elect to extend the Guaranteed Death Benefit beyond the first five Policy Years by adding this Rider to the Policy at the time of application. This Rider provides an Extended Guaranteed Death Benefit Premium which, if paid in advance on at least a monthly basis, will keep the Policy in force beyond the first five Policy Years even if Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. The length of the Extended Guaranteed Death Benefit period is 10 to 30 Policy Years (depending on the Age of the Insured on the Policy
Date). The amount of the Extended Guaranteed Death Benefit Premium is determined by Security Benefit based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply), rating class, and underwriting class of the Insured. Security Benefit will send a reminder notice if the amount of premiums paid on a Policy to which this Rider has been added, less outstanding Policy Debt and any Partial Withdrawals, is less than an amount equal to the monthly Extended Guaranteed Death Benefit Premium times the number of Policy Months the Policy has been in force. If the required payment is not made within 61 days, measured from the date of the notice, the Extended Guaranteed Death Benefit will no longer be in effect and may not be reinstated. A Policy Loan taken while the Extended Guaranteed Death Benefit Rider is in effect may cause this benefit to terminate. As a result, the Policy will not have the protection from lapse provided by the Extended Guaranteed Death Benefit Rider. The Extended Guaranteed Death Benefit Premium is not applied to purchase the Rider, but is applied to the Policy and may be the same as the Planned Periodic Premium.

DISTRIBUTION OF THE POLICY

     Security Distributors, Inc. ("SDI") is principal underwriter (distributor) of the Policies. SDI is registered as a broker/ dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). SDI acts as principal underwriter under a Distribution Agreement with Security Benefit.

     Security Benefit and SDI have Sales Agreements with various broker/dealers under which the Policy will be sold by registered representatives of the broker/dealers. The registered representatives are required to be authorized under applicable state regulations to sell Variable Life Insurance. The broker/dealers are required to be registered with the SEC and members of the NASD. The compensation payable to a broker/dealer for sales of the Policy may vary with the Sales Agreement, but is not expected to exceed 2 percent of premium and 3 percent of the monthly cost of insurance charge. Broker/dealers may also receive annual compensation of up to .20 percent of Accumulated Value less Policy Debt, depending upon the circumstances. This annual compensation will be computed and payable monthly. In addition, Security Benefit may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives earn commissions from the broker/dealers with whom they are affiliated for selling Security Benefit's Policies. Compensation arrangements vary among broker/dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Security Benefit, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Security Benefit makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

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                                       29

                           MORE ABOUT SECURITY BENEFIT

MANAGEMENT

     The directors and officers of Security Benefit are listed below, together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636.

NAME AND POSITION                                      PRINCIPAL OCCUPATION LAST FIVE YEARS

Howard R. Fricke                                       Chairman of the Board, President, Chief Executive Officer and Director,
President, Chief Executive Officer                     Security Benefit Life Insurance Company from February 1988 to the  present.
and Director

Thomas  R.  Clevenger                                  Consultant,  Investments, Wichita, Kansas since 1990;
Director                                               President, Fourth Financial Corporation, Topeka, Kansas prior to 1990.
P.O. Box 8514
Wichita, KS 67208

Sister Loretto Marie Colwell                           President and Chief Executive Officer, St. Francis Hospital and Medical
Director                                               Center, Topeka, Kansas since 1991; various senior management and marketing
1700 SW 7th Street                                     positions, St. James Community Hospital, Butte, Montana prior to 1991.
Topeka, KS 66606

John C. Dicus                                          Chairman of the Board, Capitol Federal Savings and Loan Association,
Director                                               Topeka, Kansas.
700 Kansas Avenue
Topeka, KS 66603

Melanie S. Fannin                                      President, Kansas Southwestern Bell Telephone, Topeka, Kansas,
Director                                               since May 1994; various legal positions, Southwestern Bell Telephone
220 SE 6th Street                                      Companies prior to 1977.
Topeka, KS 66603

William W. Hanna                                       Director, Chief Operating Officer and President, Koch Industries, Inc.,
Director                                               Wichita, Kansas.
P.O. Box 2256
Wichita, Kansas 67201

John E. Hayes                                          Chairman of the Board, President and Chief Executive Officer,
Director                                               Western Resources, Inc., Topeka, Kansas since 1989;
818 Kansas Avenue                                      Chairman, President and Chief Executive Officer, Southwestern Bell
Topeka, KS 66612                                       Telephone Company, Topeka, Kansas prior to 1989.

Laird G. Noller                                        President, Noller Automotive Group, Topeka, Kansas.
Director
2245 Topeka Boulevard
Topeka, KS 66611

Frank C. Sabatini                                      Chairman of the Board, Capital City Bank, Topeka, Kansas.
Director
120 SW 6th Street
Topeka, KS 66603

Robert C. Wheeler                                      President, Hill's Pet Nutrition, Inc., Topeka, Kansas.
Director
P.O. Box 148
Topeka, KS 66601

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                                       30

NAME AND POSITION                                     PRINCIPAL OCCUPATION LAST FIVE YEARS

T. Gerald Lee                                         Senior Vice President, Administration, Security Benefit Life Insurance Company
Senior Vice President, Administration                 since July 1989; Executive Vice President and Chief Operating Officer,
                                                      Anchor National Life and Anchor Services, Phoenix, Arizona prior to July 1989.


Jeffrey B. Pantages                                   (Presently on Leave) Senior Vice President, Security Benefit Life Insurance
Senior Vice President and                             Company since April 1992; Managing Director, Capital Management Group of
Chief Investment Officer                              The Prudential prior to April 1992.


Malcolm E. Robinson                                   Senior Vice President and Assistant to the President, Security Benefit Life
Senior Vice President and                             Insurance Company.
Assistant to the President

Richard K Ryan                                        Senior Vice President, Security Benefit Life Insurance Company.
Senior Vice President, Sales

Donald J. Schepker                                    Senior Vice President, Chief Financial Officer and Treasurer,
Senior Vice President,                                Security Benefit Life Insurance Company.
Chief Financial Officer, and Treasurer

Roger K. Viola                                        Senior Vice President, General Counsel and Secretary,
Senior Vice President,                                Security Benefit Life Insurance Company.
General Counsel and Secretary

Donald E. Caum                                        Senior Vice President and Chief Marketing Officer, Security Benefit Life
Senior Vice President and                             Insurance Company since May 1994; Senior Vice President, Sales and Marketing,
Chief Marketing Officer                               Kemper  Life Insurance Companies, Chicago, Illinois, from 1990 to  1994;
                                                      President and Chief Operating Officer, American Founders Life Insurance
                                                      Company, Phoenix, Arizona, from 1989 to 1990.

OFFICERS  AND  DIRECTORS  OF SBL WHO ARE  ALSO  CONNECTED  WITH  THE FUND OR ITS AFFILIATED PERSONS:

James L. Woods                                        Senior Vice President, Security Management Company, LLC


John D. Cleland                                       Senior Vice President and Managing Member Representative,
                                                      Security Management Company, LLC

James R. Schmank                                      Senior Vice President and Managing Member Representative,
                                                      Security Management Company, LLC


     No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by Security Benefit or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

     Security Benefit is subject to the laws of the State of Kansas governing insurance companies, and to regulation by the Commissioner of Insurance of the State of Kansas. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An Annual Statement in a prescribed form must be filed with the Kansas Commissioner of Insurance and with regulatory authorities of other states on or before March 1 in each year. This statement covers the operations of Security Benefit for the preceding year and its financial condition as of December 31 of that year. Security Benefit's affairs are subject to review and examination at any time by the Commissioner of Insurance or his or her agents, and subject to full examination of Security Benefit's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

     A Policyowner may request a transfer of Accumulated Value and may request changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone if the Telephone Transfer Section of the application or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at Security Benefit's Home Office. Security Benefit has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. Security Benefit's procedures require that any person requesting a transfer by telephone provide the Policy Account Number and the Owner's Tax Identification Number, and such instructions must be received on a recorded line.

--------------------------------------------------------------------------------

     Telephone instructions received by Security Benefit by 3:00 p.m. Central time on any Valuation Date will be effected as of the end of that Valuation Date in accordance with the Policyowner's instructions (presuming that the Free-Look Period has expired). Security Benefit reserves the right to deny any telephone transfer or request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Policyowners might not be able to request transfers and loans by telephone, and would have to submit written requests.

     By authorizing telephone transfers, a Policyowner authorizes Security Benefit to accept and act upon telephonic instructions for transfers involving the Policyowner's Policy, and agrees that neither Security Benefit, nor any of its affiliates will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected, provided that Security Benefit complied with its procedures. As a result of this policy on telephone requests, the Policyowner may bear the risk of loss arising from the telephone transfer privileges. Security Benefit may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS


     Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of Security Benefit, its authority to issue the Policies under Kansas law, and the validity of the forms of the Policies under Kansas law have been passed on by Amy J. Lee, Associate General Counsel of Security Benefit.


REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

EXPERTS


     The Financial Statements for Security Benefit at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Security Varilife Account for the year ended December 31, 1996 and 1995 appearing in this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon, appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


     Financial Statements for the Separate Account for the year ended December 31, 1996 and 1995 and the Financial Statements of Security Benefit at December 31, 1996, and 1995 and for each of the three years in the period ended December 31, 1996, are set forth herewith starting on page 33. The most current financial statements of Security Benefit are those as of the end of the most recent fiscal year. Security Benefit does not prepare financial statements on a basis consistent with and comparable to its annual statements on an interim basis and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, Security Benefit represents that there have been no adverse changes in the financial condition or operations of Security Benefit between the end of the most current fiscal year and the date of this Prospectus.

     The Financial Statements of Security Benefit should be distinguished from the Financial Statements of the Separate Account, and should be considered only as bearing upon the ability of Security Benefit to meet its obligations under the Policies.

--------------------------------------------------------------------------------

                         Report of Independent Auditors


The Contract Owners of Security Varilife Separate Account and The Board of Directors of Security Benefit Life Insurance Company

We have audited the accompanying balance sheet of Security Varilife Separate Account (the Company) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Varilife Separate Account at December 31, 1996, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


                                                               Ernst & Young LLP

February 7, 1997
--------------------------------------------------------------------------------

                       Security Varilife Separate Account

                                  Balance Sheet

                                December 31, 1996
                             (DOLLARS IN THOUSANDS)

ASSETS

Investments:

 SBL Fund:

  Series A (Growth Series)
   20,658 shares at net asset value of $24.31 per share (cost, $458)..... $  502

  Series B (Growth-Income Series)
   3,201 shares at net asset value of $35.40 per share (cost, $107)......    113

  Series C (Money Market Series)
   2,441 shares at net asset value of $12.56 per share (cost, $32).......     31

  Series D (Worldwide Equity Series)
   24,407 shares at net asset value of $6.14 per share (cost, $147)......    150

  Series E (High Grade Income Series)
   5,728 shares at net asset value of $12.00 per share (cost, $70).......     69

  Series J (Emerging Growth Series)
   8,579 shares at net asset value of $18.25 per share (cost, $149)......    157

  Series K (Global Aggressive Bond Series)
   1,207 shares at net asset value of $10.72 per share (cost, $12).......     13

  Series M (Specialized Asset Allocation Series)
   3,029 shares at net asset value of $12.05 per share (cost, $34).......     36

  Series N (Managed Asset Allocation Series)
   1,878 shares at net asset value of $12.02 per share (cost, $21).......     23

  Series O (Equity Income Series)
   10,047 shares at net asset value of $14.01 per share (cost, $127).....    141

  Series S (Social Awareness Series)
   636 shares at net asset value of $19.08 per share (cost, $12).........     12
                                                                           -----
Total assets............................................................. $1,247
                                                                           =====
--------------------------------------------------------------------------------

                       SECURITY VARILIFE SEPARATE ACCOUNT

                                 BALANCE SHEET

                               December 31, 1996
                             (DOLLARS IN THOUSANDS)
NET ASSETS
Net assets are represented by (NOTE 3):
                                            NUMBER
                                           OF UNITS     UNIT VALUE
   Growth Series:
     Accumulation units..................   31,819        $15.78         $  502

   Growth-Income Series:
     Accumulation units..................    7,821         14.49            113

   Money Market Series:
     Accumulation units..................    2,809         10.91             31

   Worldwide Equity Series:
     Accumulation units..................   12,449         12.04            150

   High Grade Income Series:
     Accumulation units..................    5,982         11.49             69

   Emerging Growth Series:
     Accumulation units..................   11,450         13.67            157

   Global Aggressive Bond Series:
     Accumulation units..................    1,079         11.99             13

   Specialized Asset Allocation Series:
     Accumulation units..................    3,044         11.99             36

   Managed Asset Allocation Series:
     Accumulation units..................    1,903         11.86             23

   Equity Income Series:
     Accumulation units...................  10,226         13.77            141

   Social Awareness Series:
     Accumulation units...................     830         14.62             12
                                                                           -----
Total net assets..........................                                $1,247
                                                                           =====
SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

                       Security Varilife Separate Account

                Statement of Operations and Changes in Net Assets

                          Year ended December 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                              HIGH                         SPECIALIZED  MANAGED
                                    GROWTH- MONEYE  WORLDWIDE GRADE   EMERGING GLOBAL      ASSET        ASSET      EQUITY  SOCIAL
                             GROWTH INCOME  MARKET  EQUITY    INCOME  GROWTH   AGGRESSIVE  ALLOCATION   ALLOCATION INCOME  AWARENESS
                             SERIES SERIES  SERIES  SERIES    SERIES  SERIES   BOND SERIES SERIES       SERIES     SERIES   SERIES
                             -------------------------------------------------------------------------------------------------------

Dividend distributions....... $  3   $  2    $  1    $  3      $  3    $  -       $  1       $  -         $  -      $  -     $  -
Expenses (NOTE 2):
  Mortality and expense
  risk fee...................   (3)    (1)     (1)     (1)        -      (1)         -          -            -        (1)
   Administrative fee and
   insurance costs...........  (31)   (10)     (7)     (9)       (4)    (15)        (1)        (1)           -        (2)       -
                             -------------------------------------------------------------------------------------------------------
Net investment loss..........  (31)    (9)     (7)     (7)       (1)    (16)         -         (1)           -        (3)       -

Capital gains distributions..   19      9       -       3         -       4          -          -            -         -        -
Realized gain on investments.   14      5       3       2         -       2          -          -            -         -        1
Unrealized appreciation
  (depreciation) on
   investments...............   32     (3)     (1)      3        (3)      8          1          3            2        14
                               -----------------------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments    65     11       2       8        (3)     14          1          3            2        14        1
                               -----------------------------------------------------------------------------------------------------

Net increase (decrease) in
  net assets resulting from
  operations................    34      2     (5)       1        (4)     (2)         1          2            2        11

Net assets at beginning of
  year......................   201     61    143       17        39      53          -          1            -         -
Variable account deposits
 (NOTES 2 AND 3)............   278     57    401      133        34     112         12         34           21       130       13
Terminations and withdrawals
 (NOTES 2 AND 3)............   (11)    (7)  (508)      (1)        -      (6)         -         (1)           -         -       (5)
                               -----------------------------------------------------------------------------------------------------
Net assets at end of year...  $502   $113  $  31     $150       $69    $157        $13        $36          $23      $141      $12
                               =====================================================================================================

SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

                       Security Varilife Separate Account

                Statement of Operations and Changes in Net Assets

                          Year ended December 31, 1995
                             (DOLLARS IN THOUSANDS)

                                                                                       HIGH                  SPECIALIZED
                                                     GROWTH-    MONEY      WORLDWIDE   GRADE      EMERGING   ASSET         SOCIAL
                                           GROWTH    INCOME     MARKET     EQUITY      INCOME     GROWTH     ALLOCATION    AWARENESS
                                           SERIES    SERIES     SERIES     SERIES      SERIES     SERIES     SERIES        SERIES
                                         -------------------------------------------------------------------------------------------

Dividend distributions.................     $   1     $  1      $   1       $  -        $  -      $  -        $  -          $  -
Expenses (NOTE 2):
   Mortality and expense risk fee......        (2)      (1)        (2)        (1)         (1)       (2)          -             -
   Administrative fee and insurance            (2)      (1)        (3)         -           -        (1)          -             -
   costs...............................
                                         -------------------------------------------------------------------------------------------
Net investment loss....................        (3)      (1)        (4)        (1)         (1)       (3)          -             -

Capital gains distributions............         2        -          -          -           -         -           -             -
Realized gain on investments...........         5        1          1          2           -         7           -             -
Unrealized appreciation on investments.        12        9          -          -           2         -           -             -
                                         -------------------------------------------------------------------------------------------
Net realized and unrealized gain on
   investments.........................        19       10          1          2           2         7           -             -
                                         -------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations...........        16        9         (3)         1           1         4           -             -

Net assets at beginning of year........         1        -         99          1           1         1           -             -
Variable account deposits (NOTES 2 AND        204       54        596         45          37        92           1             4
   3)..................................

Terminations and withdrawals
   (NOTES 2 AND 3).....................       (20)      (2)      (549)       (30)          -       (44)          -            (1)
                                         -------------------------------------------------------------------------------------------
Net assets at end of year..............      $201      $61       $143        $17         $39       $53        $  1          $  3
                                         ===========================================================================================

SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

                       Security Varilife Separate Account

                          Notes to Financial Statements

                           December 31, 1996 and 1995


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Varilife Separate Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All activity in the account relates to Security Elite Benefit, a variable life product sold by SBL. Deposits received by the Account are invested in the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts deposited may be invested in shares of Series A (Growth Series emphasis on capital appreciation), Series B (Growth-Income Series - emphasis on capital appreciation with secondary emphasis on income), Series C (Money Market Series - emphasis on capital preservation while generating interest income), Series D (Worldwide Equity Series - emphasis on long-term capital growth through investment in foreign and domestic common stocks and equivalents), Series E (High Grade Income Series - emphasis on current income with security of
principal),   Series  J   (Emerging   Growth   Series  -  emphasis   on  capital
appreciation), Series K (Global Aggressive Bond Series - emphasis on high current income with secondary emphasis on capital appreciation), Series M (Specialized Asset Allocation Series - emphasis on high total return consisting of capitol appreciation and current income), Series N (Managed Asset Allocation Series - emphasis on high level of total return), Series O (Equity Income Series
- emphasis on substantial dividend income and capital appreciation) and Series S (Social Awareness Series - emphasis on high total return).

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual fund are made by Security Management Company, LLC (SMC), which is 50% owned by SBL and 50% owned by Security Benefit Group, Inc., a wholly-owned subsidiary of SBL. SMC has engaged Lexington Management Corporation to provide sub-advisory services for the Worldwide Equity Series and Global Aggressive Bond Series and has engaged T. Rowe Price Associates, Inc. to provide sub-advisory services for the Managed Asset Allocation Series and the Equity Income Series. SMC has also entered into agreements with Templeton Quantitative Advisors, Inc. and Meridian Investment Management Corporation to provide certain quantitative research services with respect to the Specialized Asset Allocation Series.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.
--------------------------------------------------------------------------------

                       Security Varilife Separate Account

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The cost of investments purchased and proceeds from investments sold were as follows:

                                             1996                   1995
                                     -------------------------------------------
                                      COST OF   PR0CEEDS     COST OF   PROCEEDS
                                     PURCHASES FROM SALES   PURCHASES FROM SALES
                                     -------------------------------------------
                                                   (IN THOUSANDS)

Growth Series........................  $312       $ 56        $206       $ 24
Growth-Income Series.................    70         20          55          4
Money Market Series..................   426        543         601        554
Worldwide Equity Series..............   144         15          45         31
High Grade Income Series.............    38          5          37          1
Emerging Growth Series...............   124         30          93         47
Global Aggressive Bond Series........    13          1           -          -
Specialized Asset Allocation Series..    35          2           1          -
Managed Asset Allocation Series......    22          1           -          -
Equity Income Series.................   131          4           -          -
Social Awareness Series..............    14          6           4          1

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Series. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

Under current law, no federal income taxes are payable with respect to the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

                       Security Varilife Separate Account

2.  SECURITY VARILIFE SEPARATE ACCOUNT CONTRACT CHARGES

SBL deducts a daily administrative charge equal to an annual rate of .35% of the average daily net assets of each account. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of .90% of the average daily net assets of each account.

A deduction for cost of insurance and cost of any riders also is made monthly and is equal to a current cost of insurance rate multiplied by the net amount at risk under a policy at the beginning of the policy month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the policy month divided by 1.0032737 less the accumulated value at the beginning of the month. These charges amounted to $78,000 during 1996 and were insignificant during 1995.

When applicable, an amount for state and local premium taxes is deducted from each premium payment, as provided by pertinent state law.

3.  SUMMARY OF UNIT TRANSACTIONS

                                                                  UNITS
                                                          ----------------------
                                                           1996            1995
                                                          ----------------------
Growth Series:
   Account deposits.....................................  19,119          16,861
   Terminations and withdrawals.........................   2,710           1,583

Growth-Income Series:
   Account deposits.....................................   4,216           5,030
   Terminations and withdrawals.........................   1,269             156

Money Market Series:
   Account deposits.....................................  37,476          40,855
   Terminations and withdrawals.........................  48,276          35,093

Worldwide Equity Series:
   Account deposits.....................................  11,684           4,059
   Terminations and withdrawals.........................     865           2,522

High Grade Income Series:
   Account deposits.....................................   2,973           3,285
   Terminations and withdrawals.........................     315              38

Emerging Growth Series:
   Account deposits.....................................   8,517           5,148
   Terminations and withdrawals.........................   1,585             711

Global Aggressive Bond Series:
   Account deposits.....................................   1,114               -
   Terminations and withdrawals.........................      35               -

--------------------------------------------------------------------------------

                       Security Varilife Separate Account

                                                                  UNITS
                                                          ----------------------
                                                           1996            1995
                                                          ----------------------
Specialized Asset Allocation Series:
   Account deposits.....................................   3,118             126
   Terminations and withdrawals.........................     196               4

Managed Asset Allocation Series:
   Account deposits.....................................   1,960               -
   Terminations and withdrawals.........................      57               -

Equity Income Series:
   Account deposits.....................................  10,444               -
   Terminations and withdrawals.........................     218               -

Social Awareness Series:
   Account deposits.....................................     877             299
   Terminations and withdrawals.........................     303              43

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1996 and 1995 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in NOTE 1 to the consolidated financial statements, in 1996, the Company adopted certain accounting changes to conform with generally accepted accounting principles for mutual life insurance enterprises and retroactively restated the 1994 and 1995 financial statements for the change. Also, as discussed in NOTE 1 to the consolidated financial statements, the Company changed its method of accounting for debt securities as of January 1, 1994.

                                                             Ernst & Young LLP

February 7, 1997

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31
                                                        1996             1995*
                                                    ----------------------------
                                                            (IN THOUSANDS)
ASSETS
Investments:
   Securities available-for-sale, at
   fair value (NOTES 2 AND 9):
     Fixed maturities..............................   $1,805,066    $1,778,370
     Equity securities ............................       89,188        21,880
   Fixed maturities held-to-maturity, at
   amortized cost (NOTE 2).........................      528,045       536,137
   Mortgage loans..................................       66,611        74,342
   Real estate.....................................        4,000         5,864
   Policy loans....................................      106,822       100,452
   Short-term investments..........................            -           992
   Cash and cash equivalents.......................        8,310        16,788
   Other invested assets...........................       40,531        37,769
                                                    ---------------------------
Total investments..................................    2,648,573     2,572,594

Premiums deferred and uncollected..................          149           574
Accrued investment income..........................       32,161        30,623
Accounts receivable................................        4,256         3,064
Reinsurance recoverable (NOTE 4)...................       92,197        78,877
Notes receivable...................................          110           147
Property and equipment, net........................       18,592        18,884
Deferred policy acquisition costs (NOTE 1).........      216,918       186,940
Other assets.......................................       24,680        36,221
Separate account assets (NOTE 10)..................    2,802,927     2,065,306
                                                    ---------------------------
                                                      $5,840,563    $4,993,230
                                                    ===========================

--------------------------------------------------------------------------------

                                                             DECEMBER 31
                                                          1996          1995*
                                                       -------------------------
                                                            (IN THOUSANDS)
LIABILITIES AND EQUITY
Liabilities:
   Policy reserves and annuity account values........  $2,497,998    $2,495,113
   Policy and contract claims........................      10,607        10,571
   Other policyholder funds..........................      24,073        21,305
   Accounts payable and accrued expenses.............      18,003        13,609
   Income taxes payable (NOTE 5):
     Current.........................................       6,686        10,371
     Deferred........................................      54,847        53,659
   Long-term debt (NOTE 8)...........................      65,000             -
   Other liabilities.................................      11,990        11,619
   Separate account liabilities......................   2,793,911     2,051,292
                                                       -------------------------
Total liabilities....................................   5,483,115     4,667,539


Equity:
   Retained earnings.................................     357,927       314,084
   Unrealized appreciation (depreciation)
     of securities available-for-sale, net...........        (479)       11,607
                                                     ---------------------------
Total equity.........................................     357,448       325,691
                                                     ===========================
                                                       $5,840,563    $4,993,230
                                                     ===========================
*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                   DECEMBER 31
                                                                     1996              1995*             1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)

Revenues:
   Insurance premiums and other considerations...........            $28,848           $49,608          $55,148
   Net investment income.................................            192,636           179,940          166,857
   Asset based fees......................................             55,977            40,652           33,809
   Other product charges.................................             10,470            10,412            7,335
   Realized gains (losses) on investments................               (244)            3,876              134
   Other revenues........................................             20,033            22,164           27,241
                                                              ------------------------------------------------------
Total revenues...........................................            307,720           306,652          290,524

Benefits and expenses:
   Annuity and interest sensitive life benefits:
     Interest credited to account balances...............            108,705           113,700          103,087
     Benefit claims in excess of account balances........              7,541             6,808            7,145
   Traditional life insurance benefits...................              6,474             7,460            6,203
   Supplementary contract payments.......................             11,121            11,508           11,286
   Increase in traditional life reserves.................              8,580            13,212           12,977
   Dividends to policyholders............................              2,374             2,499            2,669
   Other benefits........................................             20,790            22,379           29,924
                                                              ------------------------------------------------------
Total benefits...........................................            165,585           177,566          173,291

Commissions and other operating expenses.................             45,539            46,233           39,998
Amortization of deferred policy acquisition costs........             25,930            26,628           24,674
Other expenses...........................................              1,667             1,099              785
Interest expense.........................................              4,285                 7              630
                                                              ------------------------------------------------------
Total benefits and expenses..............................            243,006           251,533          239,378
                                                              ------------------------------------------------------

Income before income taxes...............................             64,714            55,119           51,146
Income taxes (NOTE 5)....................................             20,871            17,927           17,129
                                                              ------------------------------------------------------
Net income...............................................            $43,843           $37,192          $34,017
                                                              ======================================================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

                                                                                   DECEMBER 31
                                                                     1996              1995*             1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)
Retained earnings:
   Beginning of year, as previously reported.............           $207,669          $150,726         $128,785
   Cumulative effect of change in accounting principle...            106,415           126,166          114,090
                                                              ------------------------------------------------------

   Beginning of year, as restated........................            314,084           276,892          242,875
   Net income............................................             43,843            37,192           34,017
                                                              ------------------------------------------------------
   End of year...........................................            357,927           314,084          276,892

Unrealized appreciation (depreciation)
  of securities available-for-sale, net:
     Beginning of year...................................             11,607           (48,466)         (10,034)
     Cumulative effect of change in accounting principle
       (NOTE 1)..........................................                  -                 -           10,733
     Change in unrealized appreciation (depreciation) of
       securities available-for-sale, net................            (12,086)           60,073          (49,165)
                                                              ------------------------------------------------------
     End of year.........................................               (479)           11,607          (48,466)
                                                              ------------------------------------------------------
Total equity.............................................           $357,448          $325,691         $228,426
                                                              ======================================================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                   DECEMBER 31
                                                                     1996               1995*             1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)
OPERATING ACTIVITIES
Net income...............................................              $43,843          $37,192           $34,017
Adjustments to reconcile net income to net cash provided
   by operating activities:
     Annuity and interest sensitive life products:
       Interest credited to account balances.............              108,705          113,700           103,087
       Charges for mortality and administration..........              (13,115)         (16,585)          (17,000)
     Decrease (increase) in traditional life policy
       reserves..........................................               10,697            2,142            (5,950)
     Increase in accrued investment income...............               (1,538)          (4,573)             (567)
     Policy acquisition costs deferred...................              (36,865)         (33,021)          (38,737)
     Policy acquisition costs amortized..................               25,930           26,628            24,674
     Accrual of discounts on investments.................               (3,905)          (3,421)           (3,588)
     Amortization of premiums on investments.............               11,284            9,782            15,726
     Provision for depreciation and amortization.........                3,748            3,750             3,201
     Other...............................................               (3,379)          (4,225)            2,511
                                                              ------------------------------------------------------
Net cash provided by operating activities................              145,405          131,369           117,374

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
   Fixed maturities available-for-sale...................              870,240          517,480           318,252
   Fixed maturities held-to-maturity.....................               58,874           59,873           147,043
   Equity securities available-for-sale..................                8,857           10,242             3,830
   Mortgage loans........................................               12,545           23,248            21,096
   Real estate...........................................                2,935            3,173             2,782
   Short-term investments................................               20,069          229,871           834,082
   Other invested assets.................................                6,224           22,839             6,748
                                                              ------------------------------------------------------
                                                                       979,744          866,726         1,333,833
Acquisition of investments:
   Fixed maturities available-for-sale...................             (936,376)        (591,121)         (552,433)
   Fixed maturities held-to-maturity.....................              (52,422)        (125,276)          (56,398)
   Equity securities available-for-sale..................              (68,222)         (19,500)           (4,627)
   Mortgage loans........................................               (4,538)          (4,179)          (34,260)
   Real estate...........................................               (2,637)          (1,511)             (554)
   Short-term investments................................              (19,070)        (180,259)         (854,833)
   Other invested assets.................................               (3,712)         (31,861)          (18,581)
                                                              ------------------------------------------------------
                                                                    (1,086,977)        (953,707)       (1,521,686)

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES


                                                                                   DECEMBER 31
                                                                     1996              1995*              1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)

INVESTING ACTIVITIES (CONTINUED)
Other investing activities:
   Purchase of property and equipment....................              $(1,879)         $(2,036)          $(2,932)
   Net increase in policy loans..........................               (6,370)          (8,058)           (5,569)
   Net cash transferred per coinsurance agreement........                    -          (16,295)                -
                                                              ------------------------------------------------------
Net cash used in investing activities....................             (115,482)        (113,370)         (196,354)

FINANCING ACTIVITIES
Issuance of long-term debt...............................               65,000                -                 -
Annuity and interest sensitive life products:
   Deposits credited to account balances.................              705,118          509,183           553,542
   Withdrawals from account balances.....................             (808,519)        (526,509)         (466,760)
                                                              ------------------------------------------------------
Net cash provided by (used in) financing activities......              (38,401)         (17,326)           86,782
                                                              ------------------------------------------------------

Increase (decrease) in cash and cash equivalents.........               (8,478)             673             7,802
Cash and cash equivalents at beginning of year...........               16,788           16,115             8,313
                                                              ------------------------------------------------------
Cash and cash equivalents at end of year.................               $8,310          $16,788           $16,115
                                                              ======================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
   Interest..............................................               $2,966             $120              $157
                                                              ======================================================

   Income taxes..........................................              $16,213          $11,551           $14,634
                                                              ======================================================

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND
   FINANCING ACTIVITIES
Conversion of mortgage loans to real estate owned........                 $844               $-            $2,350
                                                              ======================================================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1996


1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Benefit Life Insurance Company (SBL or the Company) is a Kansas-domiciled mutual life insurance company whose insurance operations are licensed to sell insurance products in 50 states. The Company offers a diversified portfolio of individual and group annuities, ordinary life and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities have increasingly been concentrated in the individual flexible premium variable annuity markets.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles (GAAP). Prior to 1996, the Company prepared its financial statements in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department, which practices were considered GAAP for mutual life insurance companies and their stock life insurance subsidiaries. Financial Accounting Standards Board (FASB) Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 annual financial statements and thereafter, no longer permits statutory-basis financial statements to be described as being prepared in conformity with GAAP. Accordingly, the Company has adopted GAAP, including
Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Statement of Position 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises," which address the accounting for long-duration and short-duration insurance and reinsurance contracts, including all participating business.

Pursuant to the requirements of FASB Interpretation No. 40 and SFAS No. 120, the effect of the changes in accounting have been applied retroactively, and the previously issued 1995 and 1994 financial statements have been restated for the change. The effect of the changes applicable to years prior to January 1, 1994 has been presented as a restatement of retained earnings as of that date. The adoption had the effect of increasing net income for 1996, 1995 and 1994 by approximately $5,897,000, $8,436,000 and $6,663,000, respectively.

The consolidated financial statements include the operations and accounts of Security Benefit Life Insurance Company and the following wholly-owned subsidiaries: Security Benefit Group, Inc., First Security Benefit Life Insurance and Annuity Company of New York, Security Management Company, LLC, Security Distributors, Inc., Security Benefit Academy, Inc., First Advantage Insurance Agency, Inc. and Creative Impressions, Inc. Significant intercompany transactions have been eliminated in consolidation.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

ACCOUNTING CHANGE

Prior to January 1, 1994, fixed maturities were reported at cost, adjusted for amortization of premiums and accrual of discounts. Effective January 1, 1994, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires that fixed maturities are to be classified as either held-to-maturity, trading or available-for-sale. Equity securities are to be classified as either available-for-sale or trading. The adoption had no effect on net income and resulted in an increase in equity at January 1, 1994 of $10,733,000, net of the related effect of deferred policy acquisition costs and deferred income taxes.

INVESTMENTS

Fixed maturities have been classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Such amortization and accrual on these securities are included in investment income. Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale fixed maturities are stated at fair value with the unrealized appreciation or depreciation, net of adjustment of deferred policy acquisition costs and deferred income taxes, reported in a separate component of equity and, accordingly, have no effect on net income. The DPAC offsets to the unrealized appreciation or depreciation represent valuation adjustments or restatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized. The amortized cost of fixed maturities classified as available-for-sale is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity.

Equity securities consisting of common stocks, mutual funds and nonredeemable preferred stock are carried at fair value and are reported in accordance with SFAS No. 115. Mortgage loans and short-term investments are reported at cost, adjusted for amortization of premiums and accrual of discounts. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses on sales of investments are recognized in revenues on the specific identification method.

The carrying amounts of all the Company's investments are reviewed on an ongoing basis. If this review indicates a decline in value that is other than temporary for any investment, the amortized cost of the investment is reduced to its fair value. Such reductions in carrying amount are recognized as realized losses in the determination of net income.

The Company's principal objective in holding derivatives for purposes other than trading is asset-liability management. The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and interest-bearing liabilities that reprice or mature in specified periods. The principal objective of the Company's asset-liability management activities is to provide maximum levels of net interest income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. To achieve that objective, the Company uses financial futures instruments and interest rate exchange agreements. Financial futures contracts are commitments to either purchase or sell a financial instrument at a specific future date for a specified price and may be settled in cash or through delivery of the financial instrument. Interest rate exchange agreements generally involve the exchange of fixed and floating rate interest payments without an exchange of the underlying principal.

Interest rate exchange agreements are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income as incurred.

Gains and losses on those instruments are included in the carrying amount of the underlying hedged investments, or anticipated investment transactions, and are amortized over the remaining lives of the hedged investments as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying investments are sold.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs incurred to acquire or renew traditional life insurance, interest sensitive life and deferred annuity business that vary with and are primarily related to the production of new and renewal business have been deferred.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers certificates of deposits with original maturities of 90 days or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment, including real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and are, therefore, not included in investment earnings in the accompanying statements of income. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

The liabilities for future policy benefits for traditional life and reinsurance products are computed using a net level premium method, including assumptions as to investment yields, mortality, withdrawals, and other assumptions that approximate expected experience.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.5% to 7.25% during 1996, 4.0% to 7.75% during 1995, and 4.5% to 7.75% during 1994.

INCOME TAXES

Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under that method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding the SFAS No. 115 adjustment, which is charged or credited directly to equity).

RECOGNITION OF REVENUES

Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash, certificates of deposits and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

     Long-term debt: Fair values for long-term debt are estimated using discounted cash flow analyses based on current borrowing rates available for similar types of borrowing arrangements.

2.  INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1996 and 1995 is as follows:

                                                                            DECEMBER 31, 1996
                                                   -----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                        AMORTIZED    UNREALIZED       UNREALIZED
                                                          COST          GAINS           LOSSES        FAIR VALUE
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

AVAILABLE-FOR-SALE
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..........        $173,884           $414         $1,431          $172,867
Obligations of states and political subdivisions.          23,244            361            705            22,900
Special revenue and assessment...................             330              -              -               330
Corporate securities.............................         863,124         13,758         18,651           858,231
Mortgage-backed securities.......................         627,875          9,091          9,308           627,658
Asset-backed securities..........................         122,523            832            275           123,080
                                                   =================================================================
Total fixed maturities...........................      $1,810,980        $24,456        $30,370        $1,805,066
                                                   =================================================================
Equity securities................................         $86,991         $2,422           $225           $89,188
                                                   =================================================================

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

                                                                            DECEMBER 31, 1996
                                                   -----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                        AMORTIZED    UNREALIZED       UNREALIZED
                                                          COST          GAINS           LOSSES        FAIR VALUE
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

HELD-TO-MATURITY
Obligations of states and political subdivisions.         $81,791           $463         $1,036           $81,218
Special revenue and assessment...................             420              -              -               420
Corporate securities.............................         128,487          2,003          1,830           128,660
Mortgage-backed securities.......................         264,155          2,121          1,347           264,929
Asset-backed securities..........................          53,192            382             97            53,477
                                                   -----------------------------------------------------------------
Total fixed maturities...........................        $528,045         $4,969         $4,310          $528,704
                                                   =================================================================

                                                                            DECEMBER 31, 1995
                                                   -----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                        AMORTIZED    UNREALIZED       UNREALIZED
                                                          COST          GAINS           LOSSES        FAIR VALUE
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

AVAILABLE-FOR-SALE
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..........          $5,746           $522             $-            $6,268
Obligations of states and political subdivisions.          23,304            510            139            23,675
Special revenue and assessment...................             330              2              -               332
Corporate securities.............................         857,926         29,671         13,146           874,451
Mortgage-backed securities.......................         857,685         17,838          1,879           873,644
                                                   -----------------------------------------------------------------
Total fixed securities...........................      $1,744,991        $48,543        $15,164        $1,778,370
                                                   =================================================================
Equity securities................................         $21,278           $687            $85           $21,880
                                                   =================================================================
HELD-TO-MATURITY
Obligations of states and political subdivisions.         $67,160         $1,221             $-           $68,381
Special revenue and assessment...................             870              -              -               870
Corporate securities.............................         163,032          6,426             43           169,415
Mortgage-backed securities.......................         305,075          5,539              4           310,610
                                                   -----------------------------------------------------------------
Totals...........................................        $536,137        $13,186            $47          $549,276
                                                   =================================================================

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

The change in the Company's unrealized appreciation (depreciation) on fixed maturities was $(51,773,000), $220,048,000 and $(219,496,000) during 1996, 1995 and 1994, respectively; the corresponding amounts for equity securities were $1,595,000, $1,034,000 and $(1,702,000) during 1996, 1995 and 1994, respectively.

The amortized cost and fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           AVAILABLE-FOR-SALE                HELD-TO-MATURITY
                                                 -------------------------------------------------------------------
                                                        AMORTIZED                       AMORTIZED
                                                          COST           FAIR VALUE       COST         FAIR VALUE
                                                 -------------------------------------------------------------------
                                                                                (IN THOUSANDS)

Due in one year or less........................          $17,711          $17,764           $320            $320
Due after one year through five years..........          197,414          197,267         12,184          12,240
Due after five years through 10 years..........          469,394          471,099         47,804          48,193
Due after 10 years.............................          376,063          368,198        150,390         149,545
Mortgage-backed securities.....................          627,875          627,658        264,155         264,929
Asset-backed securities........................          122,523          123,080         53,192          53,477
                                                 -------------------------------------------------------------------
                                                      $1,810,980       $1,805,066       $528,045        $528,704
                                                 ===================================================================

Late in 1995, the FASB issued a special report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." This report provided companies with an opportunity for a one-time reassessment and reclassification of securities as of a single measurement date without tainting the held-to-maturity debt securities classification. On December 8, 1995, the Company reclassified securities with an amortized cost of $202,417,000 from held-to-maturity to available-for-sale. The transfer resulted in an increase to unrealized gains on securities of approximately $2,162,000 net of related adjustments for deferred policy acquisition costs and deferred income taxes.

The Company did not hold any investments that individually exceeded 10% of equity at December 31, 1996 except for securities guaranteed by the U.S. government or an agency of the U.S. government.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

Major categories of net investment income are summarized as follows:

                                            1996        1995         1994
                                          --------------------------------
                                                   (IN THOUSANDS)

Interest on fixed maturities.............  $174,592   $165,684    $154,739
Dividends on equity securities...........     5,817      1,309         712
Interest on mortgage loans...............     6,680      7,876       7,746
Real estate income.......................       781      1,287       1,326
Interest on policy loans.................     6,372      5,927       5,462
Interest on short-term investments.......     1,487      2,625       2,272
Other....................................     3,418      1,453         525
                                          --------------------------------
Total investment income..................   199,147    186,161     172,782

Investment expenses......................     6,511      6,221       5,925
                                          ================================
Net investment income....................  $192,636   $179,940    $166,857
                                          ================================

Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, are as follows:

                                        1996            1995           1994
                                     -------------------------------------------
                                                   (IN THOUSANDS)

Proceeds from sales...............    $393,189        $310,590      $128,533
Gross realized gains..............       9,407           5,901         5,814
Gross realized losses.............       9,723           3,361         4,889

The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1996 is as follows:

    QUALITY RATING                CARRYING AMOUNT                  %
--------------------------   -------------------------    --------------------
                                  (IN THOUSANDS)

AAA......................           $1,199,762                    51.4%
AA.......................              158,785                     6.8
A........................              361,008                    15.5
BBB......................              416,589                    17.9
Noninvestment grade......              196,967                     8.4
                             =========================    ====================
                                    $2,333,111                   100.0%
                             =========================    ====================

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 14 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1996 being in the states of Kansas (34%), Iowa (15%) and Texas (14%).

Net realized gains (losses) consist of the following:

                                            1996          1995         1994
                                        --------------------------------------
                                                    (IN THOUSANDS)

Fixed maturities......................    $(1,329)       $1,805        $397
Equity securities.....................      1,013           735         528
Other.................................         72         1,336        (791)
                                        ======================================
Total realized gains (losses).........      $(244)       $3,876        $134
                                        ======================================

Deferred losses totaling $2.2 million and $3.9 million at December 31, 1996 and 1995, respectively, resulting from terminated and expired futures contracts are included in fixed maturities and will be amortized as an adjustment to net investment income. The notional amount of outstanding agreements to sell securities was $79 million at December 31, 1995. There were no outstanding agreements at December 31, 1996.

For interest rate exchange agreements, one agreement was terminated during 1996 resulting in a deferred gain of $1.1 million. The notional amount of the remaining outstanding agreements was $30 million at December 31, 1996. Also, as of December 31, 1996, these agreements have maturities ranging from March 1997 to May 2005. Under these agreements, the Company receives variable rates based on the one- and three-month LIBOR and pays fixed rates ranging from 6.875% to 7.215%.

3.  EMPLOYEE BENEFIT PLANS

Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions."

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Pension cost for the plan for 1996, 1995 and 1994 is summarized as follows:

                                                  1996       1995         1994
                                              ----------------------------------
                                                        (IN THOUSANDS)

Service cost................................      $670        $528       $679
Interest cost...............................       587         508        535
Actual return on plan assets................    (1,064)     (1,568)       310
Net amortization and deferral...............       284         900       (949)
                                              ----------------------------------
Net pension cost............................      $477        $368       $575
                                              ==================================

The funded status of the plan as of December 31, 1996 and 1995 was as follows:

                                                              DECEMBER 31
                                                           1996        1995
                                                      -------------------------
                                                            (IN THOUSANDS)

Actuarial present value of benefit obligations:
   Vested benefit obligation.........................   $(6,059)     $(5,243)
   Non-vested benefit obligation.....................      (202)        (165)
                                                      -------------------------
   Accumulated benefit obligation....................    (6,261)      (5,408)
   Excess of projected benefit obligation over
     accumulated benefit obligation..................    (2,961)      (2,865)
                                                      -------------------------
   Projected benefit obligation......................    (9,222)      (8,273)
Plan assets, at fair market value....................    10,085        8,342
                                                      -------------------------
Plan assets greater than projected
   benefit obligation................................       863           69

Unrecognized net loss................................     1,007        1,560
Unrecognized prior service cost......................       700          758

Unrecognized net asset established
  at the date of initial application.................    (1,841)      (2,025)
                                                      -------------------------
Net prepaid pension cost.............................      $729         $362
                                                      =========================

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Assumptions were as follows:

                                                          1996     1995    1994
                                                         -----------------------
Weighted average discount rate........................    7.75%    7.5%    8.5%
Weighted average rate of increase in compensation
   for participants age 45 and older..................    4.5      4.5     4.5
Weighted average expected long-term
   return on plan assets..............................    9.0      9.0     9.0

Compensation rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1996. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

Retiree medical care and life insurance cost for the total plan for 1996, 1995 and 1994 is summarized as follows:

                                                         1996     1995     1994
                                                        ------------------------
                                                             (IN THOUSANDS)

Service cost........................................     $157     $151     $116
Interest cost.......................................      280      305      275
                                                        ------------------------
                                                         $437     $456     $391
                                                        ========================

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  EMPLOYEE BENEFIT PLANS (CONTINUED)

The funded status of the plan as of December 31, 1996 and 1995 was as follows:

                                                              DECEMBER 31
                                                           1996         1995
                                                        ----------------------
                                                            (IN THOUSANDS)

Accumulated postretirement benefit obligation:
   Retirees..........................................     $(2,498)    $(2,514)
Active participants:
   Retirement eligible...............................        (568)       (632)
   Others............................................      (1,023)     (1,035)
                                                        ----------------------
                                                           (4,089)     (4,181)
Unrecognized net (gain) loss.........................        (348)         67
                                                        ----------------------
Accrued postretirement benefit cost..................     $(4,437)    $(4,114)
                                                        ======================

The annual assumed rate of increase in the per capita cost of covered benefits is 10% for 1996 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 by $191,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1996 by $54,000.

The discount rate used in determining the accumulated postretirement benefit obligation was 7.75%, 7.5% and 8.5% at December 31, 1996, 1995 and 1994,
respectively.

The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred, 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested, and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $1,783,000, $1,567,000 and $1,075,000 for 1996, 1995 and 1994, respectively.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  REINSURANCE

The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. The Company's maximum retention on any one life is $500,000. The Company does not use financial or surplus relief reinsurance. Life insurance in force ceded at December 31, 1996 and 1995 was $4.0 and $3.9 billion, respectively.

Principal reinsurance transactions are summarized as follows:

                                          1996        1995          1994
                                        -----------------------------------
                                                  (IN THOUSANDS)

Reinsurance ceded:

   Premiums paid......................    $25,442       $5,305      $3,980
                                        ===================================

   Commissions received...............     $4,669         $230      $1,443
                                        ===================================

   Claim recoveries...................     $5,235       $3,089      $2,485
                                        ===================================

In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1996 and 1995, the Company had established a receivable totaling $92,197,000 and $78,877,000 for reserve credits, reinsurance claims and other receivables from its reinsurers. The amount of reinsurance assumed is not significant.

In 1995, the Company transferred, through a 100% coinsurance agreement, $66.9 million in policy reserves and claim liabilities. The agreement related to a block of whole life and decreasing term life insurance business.

In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significantly adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1996, the Company believes adequate provision has been made for such losses.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  INCOME TAXES

The Company files a life/nonlife consolidated federal income tax return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized appreciation (depreciation) on securities available-for-sale.

Income tax expense consists of the following for 1996, 1995 and 1994:

                                                  1996       1995        1994
                                               ---------------------------------
                                                        (IN THOUSANDS)

Current......................................   $12,528     $15,200     $11,361
Deferred.....................................     8,343       2,727       5,768
                                               ---------------------------------
                                                $20,871     $17,927     $17,129
                                               =================================

The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends received deductions and tax credits.

Income taxes paid by the Company were $16,213,000,  $11,551,000, and $14,634,000 during 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  INCOME TAXES (CONTINUED)

Net deferred tax assets or liabilities consist of the following:

                                                          1996          1995
                                                      -------------------------
                                                            (IN THOUSANDS)

Deferred tax assets:
   Future policy benefits..........................      $20,487      $17,780
   Net unrealized depreciation on
     securities available-for-sale.................        1,409            -
   Guaranty fund assessments.......................        1,400        1,260
   Employee benefits...............................        4,852        3,836
   Other...........................................        4,620        3,662
                                                      -------------------------
Total deferred tax assets..........................       32,768       26,538

Deferred tax liabilities:
   Deferred policy acquisition costs...............       69,647       50,580
   Net unrealized appreciation on
     securities available-for-sale.................            -       12,539
   Deferred gain on investments....................       10,446        8,681
   Depreciation....................................        2,061          988
   Other...........................................        5,461        7,409
                                                      -------------------------
Tax deferred tax liabilities.......................       87,615       80,197
                                                      -------------------------
Net deferred tax liabilities.......................      $54,847      $53,659
                                                      =========================

6.  CONDENSED FAIR VALUE INFORMATION

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the
Company to estimate the following fair value disclosures for financial instruments are set forth in NOTE 1.

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  CONDENSED FAIR VALUE INFORMATION (CONTINUED)

                                                    DECEMBER 31, 1996              DECEMBER 31, 1995
                                               ----------------------------   ----------------------------
                                                CARRYING                       CARRYING
                                                 AMOUNT         FAIR VALUE      AMOUNT         FAIR VALUE
                                               ----------------------------   ----------------------------
                                                                     (IN THOUSANDS)
Investments:
  Fixed maturities (NOTE 2).................    $2,333,111      $2,333,770     $2,314,507      $2,327,646
  Equity securities (NOTE 2)................        89,188          89,188         21,880          21,880
  Mortgage loans............................        66,611          69,004         74,342          80,175
  Policy loans..............................       106,822         108,685        100,452         104,077
  Short-term investments....................             -               -            992             992
  Cash and cash equivalents.................         8,310           8,310         16,788          16,788
  Accrued investment income.................        32,161          32,161         30,623          30,623
  Futures contracts.........................             -               -              -            (737)
  Interest rate exchange agreements ........             -            (282)             -          (2,291)

Liabilities:
  Supplementary contracts without life
    contingencies...........................        33,225          33,803         34,363          35,387
  Individual and group annuities............     1,942,697       1,767,692      1,922,901       1,774,642
  Long-term debt............................        65,000          67,683              -               -

7.  COMMITMENTS AND CONTINGENCIES

The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,904,000, $1,302,000 and $1,450,000 for 1996, 1995 and 1994, respectively. The Company has aggregate future lease commitments at December 31, 1996 of $4,337,000 for noncancelable operating leases consisting of $992,000 in 1997, $941,000 in 1998, $829,000 in
1999, $818,000 in 2000 and $757,000 in 2001 and thereafter.

In addition, in 2001, under the terms of an operating lease for an airplane, the Company has the option to renew the lease for another five years, purchase the airplane for approximately $4.7 million, or return the airplane to the lessor and pay a termination charge of approximately $3.7 million. If the option to renew the lease for five years is selected, at the end of the five-year period
(2006), the Company has the option to purchase the airplane for approximately $3.4 million or return the airplane to the lessor and pay a termination charge of approximately $2.7 million.

The economy and other factors have caused an increase in the number of insurance companies that have required regulatory supervision. Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

7.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued and charged to expense $1,574,000, $2,302,000 and $237,000 for 1996, 1995 and 1994, respectively. At
December 31, 1996, the Company has reserved $4,000,000 to cover current and estimated future assessments net of related premium tax credits.

8.  LONG-TERM DEBT

The Company has a $75.5 million line of credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at .1% over the Federal Funds rate. No amounts were outstanding at December 31, 1996.

In February 1996, the Company negotiated three separate $5,000,000 advances with the Federal Home Loan Bank of Topeka. The advances are due February 27, 1998, February 26, 1999 and February 28, 2001 and carry interest rates of 5.59%, 5.76% and 6.04%, respectively.

In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas Insurance
Commissioner   and  only  out  of  surplus  funds  that  the  Kansas   Insurance
Commissioner determines to be available for such payment under the Kansas Insurance Code.

9.  RELATED-PARTY TRANSACTIONS

The Company owns shares of mutual funds managed by Security Management Company, LLC with a net asset value totaling $60,559,000 and $5,364,000 at December 31, 1996 and 1995, respectively.

--------------------------------------------------------------------------------

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

10.  ASSETS HELD IN SEPARATE ACCOUNTS

Separate account assets were as follows:
                                                         1996           1995
                                                      --------------------------
                                                            (IN THOUSANDS)
Premium and annuity considerations for the
  variable annuity products and variable
  universal life product for which the
  contractholder, rather than the Company,
  bears the investment risk......................      $2,793,911    $2,051,292
Assets of the separate accounts owned by
  the Company, at fair value.....................           9,016        14,014
                                                      --------------------------
                                                       $2,802,927    $2,065,306
                                                      ==========================

11.  STATUTORY INFORMATION

The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. Statutory capital and surplus of the insurance operations are $286,689,000 and $207,669,000 at December 31, 1996 and 1995, respectively.

--------------------------------------------------------------------------------

                                    APPENDIX

                            DEATH BENEFIT PERCENTAGES


AGE   PERCENTAGE     AGE  PERCENTAGE     AGE  PERCENTAGE     AGE    PERCENTAGE

0-40     250%        50      185%        60      130%         70       115%
 41      243         51      178         61      128          71       113
 42      236         52      171         62      126          72       111
 43      229         53      164         63      124          73       109
 44      222         54      157         64      122          74       107
 45      215         55      150         65      120         75-90     105
 46      209         56      146         66      119          91       104
 47      203         57      142         67      118          92       103
 48      197         58      138         68      117          93       102
 49      191         59      134         69      116          94       101

--------------------------------------------------------------------------------

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                  700 SW HARRISON STREET, TOPEKA, KANSAS 66636

                             SECURITY ELITE BENEFIT
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                  IMPORTANT INFORMATION ABOUT THIS ILLUSTRATION


     Security Elite Benefit is a flexible premium variable life insurance policy offered by Security Benefit. Under the policy, net premiums and Accumulated Value may be allocated among eleven underlying investment accounts ("Variable Accounts") and the Fixed Account of Security Benefit.

     THE PURPOSE OF THIS ILLUSTRATION IS TO SHOW HOW THE PERFORMANCE OF THE VARIABLE ACCOUNTS COULD AFFECT THE DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES OF A HYPOTHETICAL POLICY OVER AN EXTENDED PERIOD OF TIME ASSUMING HYPOTHETICAL RATES OF RETURN EQUIVALENT TO CONSTANT GROSS ANNUAL RATES OF 0%, 6% AND 12% (AFTER ANY DEDUCTION FOR EXPENSES AND CHARGES SHOWN BELOW).

     The rates of return shown on these tables are hypothetical and should not be deemed a representation of past rates of return, or a projection or prediction of future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the premium allocation chosen by the Policyowner. The policies illustrated include the following:

1. Male, age 40, Preferred Rating Class (based on tobacco use), Option A, $10,000 annual premium, Current Cost of Insurance Rates and Current Mortality and Expense Risk and Administrative Charges (page 71).

2. Male, age 40, Preferred Rating Class (based on tobacco use), Option A, $10,000 annual premium, Guaranteed Cost of Insurance Rates and Guaranteed Mortality and Expense Risk and Administrative Charges (page 72).

3. Male, age 40, Preferred Rating Class (based on tobacco use), Option B, $25,000 annual premium, Current Cost of Insurance Rates and Current Mortality and Expense Risk and Administrative Charges (page 73).

4. Male, age 40, Preferred Rating Class (based on tobacco use), Option B, $25,000 annual premium, Guaranteed Cost of Insurance Rates and Guaranteed Mortality and Expense Risk and Administrative Charges (page 74).

     The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

     The fourth column of each table, labeled "Total Premiums Paid Plus Interest at 5%," shows the amount that would accumulate if an amount equal to the annual premium (after taxes) were invested to earn interest at 5% compounded annually. These illustrations assume that no policy loans have been made. No representation can be made by Security Benefit that the assumed rates of return can be achieved for any one year or sustained over any period of time. These illustrations assume that all premiums are paid when due and that no policy loans have been made. A POLICY MAY LAPSE DUE TO INSUFFICIENT PREMIUMS, EXCESSIVE LOANS OR WITHDRAWALS, OR POOR FUND PERFORMANCE.

     The amounts shown for the Death Benefits and Net Cash Surrender Values reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Accounts, including "Current" or "Guaranteed" daily mortality and expense risk charges. (The "Current" mortality and expense charge is equal to an annual rate of .90% of the average daily net assets of each Account in the first ten Policy Years and .70% thereafter, and the "Guaranteed" rate is .90% for all Policy Years. The "Current" administrative charge is equal to an annual rate of .35% in the first ten Policy Years and .25% thereafter, and the "Guaranteed" rate is .35% in all Policy Years.) These values also take into account the following: (i) a premium load of 2.5%, although the premium load may be more or less than this amount depending on the state in which the policy is issued; and, (ii) a "Current" or "Guaranteed" monthly charge for cost of insurance. (The illustrations based on "CURRENT COST OF INSURANCE RATE AND CURRENT MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES" assume that the charges currently assessed by Security Benefit are charged throughout the life of the policy. The illustrations based on "GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES" assume that the maximum monthly charges permitted under the policy are assessed throughout the life of the policy). In addition, the values reflect other charges that are paid by the underlying Fund in which the Accounts invest, including investment advisory fees, which are indirectly borne by the Accounts. The expenses of the Fund are not fixed or specified under the terms of the policy and are described in the Fund Prospectus. The expenses of the Fund are assumed to be equal to an annual rate of .90% of the aggregate average daily net assets of the Fund. The amounts shown would differ if unisex rates were used or if the insured were female and female rates were used. The

           THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS
                       AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     PAGE 1 OF 6
--------------------------------------------------------------------------------
amounts would also differ if the insured were a tobacco user and standard rates were used.


     The assumed total Fund expense of .90% is a dollar weighted average of each Series' expenses. For the year ended December 31, 1996, the total expenses of each Series of the Fund were the following percentages of the average daily net assets of the Series: 0.83% for Series A, 0.84% for Series B; 0.58% for Series C; 1.30% for Series D; 0.83% for Series E; 0.84% for Series S; 0.84% for Series J; .84% for Series K; 1.34% for Series M; 1.45% for Series N; and 1.58% for Series O. The assumed total Fund expense of .90% was determined based on the average daily net assets of each Series during 1996. Accordingly, existing Series, which have lower expenses, were given more weight in determining the amount of the Fund's assumed expenses than were the new Series which have higher expenses. The assumed Fund expense of .90% may be more or less than the Fund expenses incurred depending on the actual expenses of the Series underlying the Variable Account to which Accumulated Value is allocated.


     After deductions of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.14%, 3.73%, and 9.60% in the tables based on guaranteed charges. In the tables based on current charges, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -2.14%, 3.73%, and 9.60% in the first ten Policy Years and -1.84%, 4.05% and 9.94% thereafter. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since Security Benefit is not currently making these charges. In the event that these charges are to be made, the gross annual investment rate would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and Net Cash Surrender Values illustrated.

     This illustration reflects Security Benefit's current interpretation of Internal Revenue Code Section 7702 and 7702A and may not reflect a Policyowner's actual tax consequences. Based upon comparison of annual premium and future benefits under our current interpretation, this policy will not be subject to tax treatment as a modified endowment contract if the premiums as illustrated are paid when scheduled. The tests were done based on the values under the illustration bases. Tests done under other bases may produce different results. It is suggested that a Policyowner consult his or her professional tax advisor regarding the interpretation of the current and proposed tax laws. Additional information about the policy, including a description of death benefits, transfers, partial withdrawal benefits, and policy loans, is contained under "Summary of the Policy" and "The Policy" in this prospectus.

     We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, gender (unless unisex rates apply), Underwriting Class, Rating Class, Specified Amount, Death Benefit Option and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Series of the Fund in which the Variable Account invests.

           THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS
                       AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     PAGE 2 OF 6
--------------------------------------------------------------------------------

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy


Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option A
Initial Annual Premium:        $10,000

         BASED ON CURRENT COST OF INSURANCE RATES AND CURRENT MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                                0% HYPOTHETICAL GROSS        6% HYPOTHETICAL GROSS        12% HYPOTHETICAL GROSS
                                              ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN      ANNUAL INVESTMENT RETURN
                                  TOTAL       ------------------------     ------------------------      ------------------------
                                PREMIUMS
  END OF                        PAID PLUS      NET CASH                     NET CASH                    NET CASH
  POLICY           ANNUAL       INTEREST       SURRENDER        DEATH       SURRENDER       DEATH       SURRENDER      DEATH
   YEAR     AGE   PREMIUMS        AT 5%          VALUE         BENEFIT        VALUE        BENEFIT        VALUE       BENEFIT
   ----     ---   --------        -----          -----         -------       ------        -------       -------      --------

     1      41    $10,000       $10,500         $9,016        $750,000       $9,572       $750,000       $10,128      $750,000
     2      42    $10,000       $21,525        $16,720        $750,000      $18,349       $750,000       $20,043      $750,000
     3      43    $10,000       $33,101        $24,277        $750,000      $27,473       $750,000       $30,936      $750,000
     4      44    $10,000       $45,256        $31,689        $750,000      $36,961       $750,000       $42,901      $750,000
     5      45    $10,000       $58,019        $38,959        $750,000      $46,824       $750,000       $56,046      $750,000

     6      46    $10,000       $71,420        $46,089        $750,000      $57,080       $750,000       $70,487      $750,000
     7      47    $10,000       $85,491        $53,084        $750,000      $67,742       $750,000       $86,350      $750,000
     8      48    $10,000      $100,266        $59,944        $750,000      $78,828       $750,000      $103,777      $750,000
     9      49    $10,000      $115,779        $66,672        $750,000      $90,353       $750,000      $122,921      $750,000
    10      50    $10,000      $132,068        $73,272        $750,000     $102,337       $750,000      $143,951      $750,000

    11      51    $10,000      $149,171        $79,990        $750,000     $115,147       $750,000      $167,564      $750,000
    12      52    $10,000      $167,130        $86,600        $750,000     $128,506       $750,000      $193,583      $750,000
    13      53    $10,000      $185,986        $93,102        $750,000     $142,437       $750,000      $222,253      $750,000
    14      54    $10,000      $205,786        $99,500        $750,000     $156,966       $750,000      $253,844      $750,000
    15      55    $10,000      $226,575       $105,793        $750,000     $172,117       $750,000      $288,653      $750,000

    16      56    $10,000      $248,404       $111,985        $750,000     $187,918       $750,000      $327,010      $750,000
    17      57    $10,000      $271,324       $118,077        $750,000     $204,395       $750,000      $369,273      $750,000
    18      58    $10,000      $295,390       $124,071        $750,000     $221,579       $750,000      $415,843      $750,000
    19      59    $10,000      $320,660       $129,967        $750,000     $239,500       $750,000      $467,158      $750,000
    20      60    $10,000      $347,193       $135,768        $750,000     $258,188       $750,000      $523,701      $750,000

    20      60    $10,000      $347,193       $135,768        $750,000     $258,188       $750,000      $523,701      $750,000
    25      65    $10,000      $501,135       $162,493        $750,000     $363,676       $750,000      $903,372    $1,102,114
    30      70    $10,000      $697,609       $182,990        $750,000     $491,363       $750,000    $1,510,659    $1,752,365

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.


--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
           THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS
                       AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     Page 3 of 6
--------------------------------------------------------------------------------

                   SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy

Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option A
Initial Annual Premium:        $10,000

      BASED ON GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                                0% HYPOTHETICAL GROSS        6% HYPOTHETICAL GROSS        12% HYPOTHETICAL GROSS
                                              ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN      ANNUAL INVESTMENT RETURN
                                  TOTAL       ------------------------     ------------------------      ------------------------
                                PREMIUMS
  END OF                        PAID PLUS      NET CASH                     NET CASH                     NET CASH
  POLICY           ANNUAL       INTEREST       SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER       DEATH
   YEAR     AGE   PREMIUMS        AT 5%          VALUE         BENEFIT        VALUE        BENEFIT         VALUE        BENEFIT
   ----     ---   --------        -----          -----         -------        -----        -------         -----        -------

     1      41     $10,000       $10,500        $7,804        $750,000       $8,321       $750,000          $8,840      $750,000
     2      42     $10,000       $21,525       $15,329        $750,000      $16,840       $750,000         $18,413      $750,000
     3      43     $10,000       $33,101       $22,576        $750,000      $25,558       $750,000         $28,789      $750,000
     4      44     $10,000       $45,256       $29,538        $750,000      $34,474       $750,000         $40,036      $750,000
     5      45     $10,000       $58,019       $36,210        $750,000      $43,586       $750,000         $52,232      $750,000

     6      46     $10,000       $71,420       $42,580        $750,000      $52,883       $750,000         $65,454      $750,000
     7      47     $10,000       $85,491       $48,641        $750,000      $62,365       $750,000         $79,799      $750,000
     8      48     $10,000      $100,266       $54,390        $750,000      $72,030       $750,000         $95,373      $750,000
     9      49     $10,000      $115,779       $59,815        $750,000      $81,872       $750,000        $112,290      $750,000
    10      50     $10,000      $132,068       $64,905        $750,000      $91,885       $750,000        $130,676      $750,000

    11      51     $10,000      $149,171       $69,634        $750,000     $102,050       $750,000        $150,664      $750,000
    12      52     $10,000      $167,130       $73,974        $750,000     $112,342       $750,000        $172,395      $750,000
    13      53     $10,000      $185,986       $77,888        $750,000     $122,734       $750,000        $196,029      $750,000
    14      54     $10,000      $205,786       $81,336        $750,000     $133,190       $750,000        $221,744      $750,000
    15      55     $10,000      $226,575       $84,281        $750,000     $143,684       $750,000        $249,750      $750,000

    16      56     $10,000      $248,404       $86,683        $750,000     $154,183       $750,000        $280,286      $750,000
    17      57     $10,000      $271,324       $88,507        $750,000     $164,661       $750,000        $313,634      $750,000
    18      58     $10,000      $295,390       $89,731        $750,000     $175,107       $750,000        $350,130      $750,000
    19      59     $10,000      $320,660       $90,300        $750,000     $185,481       $750,000        $390,140      $750,000
    20      60     $10,000      $347,193       $90,144        $750,000     $195,732       $750,000        $434,086      $750,000

    20      60     $10,000      $347,193       $90,144         $75,000     $195,732       $750,000        $434,086      $750,000
    25      65     $10,000      $501,135       $75,073         $75,000     $242,750       $750,000        $730,712      $891,469
    30      70     $10,000      $697,609       $23,051         $75,000     $274,104       $750,000      $1,191,698    $1,382,370

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
           THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS
                       AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     PAGE 4 OF 6
--------------------------------------------------------------------------------

                   SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy

Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option B
Initial Annual Premium:        $25,000

         BASED ON CURRENT COST OF INSURANCE RATES AND CURRENT MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                                0% HYPOTHETICAL GROSS        6% HYPOTHETICAL GROSS        12% HYPOTHETICAL GROSS
                                              ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN      ANNUAL INVESTMENT RETURN
                                  TOTAL       ------------------------     ------------------------      ------------------------
                                PREMIUMS
  END OF                        PAID PLUS      NET CASH                     NET CASH                     NET CASH
  POLICY           ANNUAL       INTEREST       SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER       DEATH
   YEAR     AGE   PREMIUMS        AT 5%          VALUE         BENEFIT        VALUE        BENEFIT         VALUE        BENEFIT
   ----     ---   --------        -----          -----         -------        -----        -------         -----        -------

     1      41     $25,000       $26,250       $23,322        $773,322      $24,736       $774,736         $26,150      $776,150
     2      42     $25,000       $53,813       $44,992        $794,992      $49,206       $799,206         $53,587      $803,587
     3      43     $25,000       $82,753       $66,200        $816,200      $74,589       $824,589         $83,658      $833,658
     4      44     $25,000      $113,141       $86,954        $836,954     $100,921       $850,921        $116,619      $866,619
     5      45     $25,000      $145,048      $107,264        $857,264     $128,235       $878,235        $152,745      $902,745

     6      46     $25,000      $178,550      $127,140        $877,140     $156,570       $906,570        $192,341      $942,341
     7      47     $25,000      $213,728      $146,591        $896,591     $185,962       $935,962        $235,741      $985,741
     8      48     $25,000      $250,664      $165,626        $915,626     $216,451       $966,451        $283,309    $1,033,309
     9      49     $25,000      $289,447      $184,254        $934,254     $248,079       $998,079        $335,446    $1,085,446
    10      50     $25,000      $330,170      $202,484        $952,484     $280,888     $1,030,888        $392,591    $1,142,591

    11      51     $25,000      $372,928      $220,995        $970,996     $315,881     $1,065,881        $456,611    $1,206,611
    12      52     $25,000      $417,825      $239,166        $989,166     $352,291     $1,102,291        $526,994    $1,276,994
    13      53     $25,000      $464,966      $257,003      $1,007,003     $390,175     $1,140,175        $604,371    $1,354,371
    14      54     $25,000      $514,464      $274,511      $1,024,511     $429,593     $1,179,593        $689,438    $1,439,439
    15      55     $25,000      $566,437      $291,697      $1,041,697     $470,607     $1,220,607        $782,960    $1,532,960

    16      56     $25,000      $621,009      $308,567      $1,058,567     $513,281     $1,263,281        $885,777    $1,635,777
    17      57     $25,000      $678,310      $325,126      $1,075,126     $557,683     $1,307,683        $998,811    $1,748,811
    18      58     $25,000      $738,475      $341,380      $1,091,380     $603,883     $1,353,883      $1,123,080    $1,873,080
    19      59     $25,000      $801,649      $357,335      $1,107,335     $651,954     $1,401,954      $1,259,699    $2,009,699
    20      60     $25,000      $867,981      $372,996      $1,122,996     $701,970     $1,451,970      $1,409,895    $2,159,895

    20      60     $25,000      $867,981      $372,996      $1,122,996     $701,970     $1,451,970      $1,409,895    $2,159,895
    25      65     $25,000    $1,257,836      $445,938      $1,195,938     $982,891     $1,732,891      $2,415,439    $3,165,439
    30      70     $25,000    $1,750,401      $506,957      $1,256,958   $1,319,266     $2,069,266      $4,023,324    $4,773,324

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
           THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS
                       AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     PAGE 5 OF 6
--------------------------------------------------------------------------------

                   SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy

Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option B
Initial Annual Premium:        $25,000

      BASED ON GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                                 0% HYPOTHETICAL GROSS       6% HYPOTHETICAL GROSS        12% HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN      ANNUAL INVESTMENT RETURN
                                  TOTAL        ------------------------    ------------------------      ------------------------
                                PREMIUMS
  END OF                        PAID PLUS      NET CASH                     NET CASH                     NET CASH
  POLICY           ANNUAL       INTEREST       SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER       DEATH
   YEAR     AGE   PREMIUMS        AT 5%          VALUE         BENEFIT        VALUE        BENEFIT         VALUE        BENEFIT
   ----     ---   --------        -----          -----         -------        -----        -------         -----        -------

     1      41      $25,000       $26,250       $22,096        $772,096      $23,470       $773,470         $24,846      $774,846
     2      42      $25,000       $53,813       $43,586        $793,586      $47,680       $797,680         $51,938      $801,938
     3      43      $25,000       $82,753       $64,476        $814,476      $72,648       $822,648         $81,481      $831,481
     4      44      $25,000      $113,141       $84,764        $834,764      $98,388       $848,388        $113,698      $863,698
     5      45      $25,000      $145,048      $104,449        $854,449     $124,915       $874,915        $148,829      $898,829

     6      46      $25,000      $178,550      $123,521        $873,521     $152,234       $902,234        $187,130      $937,130
     7      47      $25,000      $213,728      $141,979        $891,979     $180,359       $930,359        $228,891      $978,891
     8      48      $25,000      $250,664      $159,821        $909,821     $209,307       $959,307        $274,428    $1,024,428
     9      49      $25,000      $289,447      $177,038        $927,038     $239,084       $989,084        $324,081    $1,074,081
    10      50      $25,000      $330,170      $193,621        $943,621     $269,699     $1,019,699        $378,220    $1,128,220

    11      51      $25,000      $372,928      $209,547        $959,547     $301,144     $1,051,145        $437,238    $1,187,238
    12      52      $25,000      $417,825      $224,785        $974,785     $333,406     $1,083,406        $501,557    $1,251,557
    13      53      $25,000      $464,966      $239,299        $989,299     $366,462     $1,116,462        $571,632    $1,321,632
    14      54      $25,000      $514,464      $253,046      $1,003,046     $400,281     $1,150,281        $647,953    $1,397,953
    15      55      $25,000      $566,437      $265,990      $1,015,990     $434,837     $1,184,837        $731,065    $1,481,065

    16      56      $25,000      $621,009      $278,089      $1,028,089     $470,098     $1,220,099        $821,559    $1,571,559
    17      57      $25,000      $678,310      $289,309      $1,039,309     $506,038     $1,256,038        $920,090    $1,670,090
    18      58      $25,000      $738,475      $299,633      $1,049,633     $542,642     $1,292,642      $1,027,391    $1,777,391
    19      59      $25,000      $801,649      $309,006      $1,059,006     $579,861     $1,329,861      $1,144,227    $1,894,227
    20      60      $25,000      $867,981      $317,360      $1,067,360     $617,627     $1,367,627      $1,271,421    $2,021,421

    20      60      $25,000      $867,981      $317,360      $1,067,360     $617,627     $1,367,627      $1,271,421    $2,021,421
    25      65      $25,000    $1,257,836      $340,656      $1,090,656     $811,126     $1,561,127      $2,096,555    $2,846,555
    30      70      $25,000    $1,750,401      $322,829      $1,072,829     $999,216     $1,749,216      $3,351,554    $4,101,554

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This  illustration  assumes that no policy loans or withdrawals  have been made.
--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
           THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS
                       AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     Page 6 of 6
--------------------------------------------------------------------------------
                                       74

PART II.  ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement on Form S-6 comprises the following papers and documents:

       The facing sheet.

       The cross-reference sheet.

       The Security Elite Benefit Prospectus consisting of 74 pages (including illustrations).

       The undertaking to file reports.

       The signatures.

       Written consent of the following persons (included in the exhibits shown below):

                Ernst & Young LLP, Independent Auditors

The following exhibits:

  1.     (1)  Certified resolution of the Board of Directors of the Depositor dated September 13, 1993.(c)

         (2)  Not applicable.

         (3)  (a)   Distribution Agreement Between Security Benefit Life
                    Insurance Company and Security Distributors, Inc.(c)

              (b) Form of Selling Agreement Between Security Distributors, Inc. and Various Broker/Dealers.(c)

              (c)   Not applicable

         (4)  Not applicable.

         (5)  (a)   Flexible Premium Variable Life Insurance Policy.(c)

              (b)   Accelerated Benefit for Terminal Illness Rider.(c)

              (c)   Waiver of Monthly Deduction Rider.(c)

              (d)   Extended Guaranteed Death Benefit Rider.(c)

              (e)   Annual Renewable and Convertible Level Term Insurance
                    Rider.(c)

         (6)  (a)   Articles of Incorporation of Security Benefit Life
                    Insurance Company.

              (b)   Bylaws of Security Benefit Life Insurance Company.(c)

         (7)  Not applicable.

         (8)  Not applicable.

         (9) Purchase Agreement between Security Benefit Life Insurance Company and SBL Fund.(c)

        (10) Application for Flexible Premium Variable Life Insurance Policy and General Questionnaire.

  2. Form of Opinion and Consent of legal officer of Security Benefit as to the legality of the Policies being registered.(a)

  3.   Not applicable.

  4.   Not applicable.

  5.   Financial Data Schedules.

  6.   Consent of Independent Auditors.

  7.   Opinion of Actuary.(b)

  8.   Memorandum Describing Issuance, Transfer, and Redemption Procedures.(a)

  9.   Not applicable.

 10.   Powers of Attorney.


(a)    Incorporated   herein  by  reference  to  the  Exhibits  filed  with  the
       Registrant's Registration Statement Number 33-77322 (April 5, 1994).

(b) Incorporated herein by reference to the Exhibits filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement 33-77322 May 26, 1994).

(c)    Incorporated   herein  by   reference   to  the   Exhibits   filed   with
       Post-Effective Amendment No. 1 to Registrant's Registration Statement 33-77322 (April 28, 1995).

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereinafter duly adopted pursuant to authority conferred in that section.

Pursuant to ss.26(e)(2)(A) of the Investment Company Act of 1940, the undersigned Registrant hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Security Varilife Separate Account (Security Elite Benefit), certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto as duly authorized, in the City of Topeka, and State of Kansas on this 23rd day of April, 1997.

SIGNATURES AND TITLES

Howard R. Fricke                  SECURITY BENEFIT LIFE INSURANCE COMPANY
Director, Chairman                (The Depositor)
of the Board,
President and Chief
Executive Officer

                                  By: ROGER K. VIOLA
                                      -----------------------------------------
Thomas R. Clevenger                   Roger K. Viola, Senior Vice President,
Director                              General Counsel and Secretary as
                                      Attorney-In-Fact for the Officers and
                                      Directors Whose Names Appear Opposite
Sister Loretto Marie Colwell
Director

                                  SECURITY VARILIFE SEPARATE ACCOUNT
John C. Dicus                     (The Registrant)
Director
                                  By: SECURITY BENEFIT LIFE INSURANCE COMPANY
Melanie S. Fannin                     (The Depositor)
Director
                                  By: HOWARD R. FRICKE
William W. Hanna                      -----------------------------------------
Director                              Howard R. Fricke, Chairman of the Board,
                                      President and Chief Executive Officer
John E. Hayes, Jr.
Director                          By: DONALD J. SCHEPKER
                                      -----------------------------------------
                                      Donald J. Schepker, Senior Vice President,
Laird G. Noller                       Chief Financial Officer and Treasurer
Director
                                  (ATTEST): ROGER K. VIOLA
                                            -----------------------------------
Frank C. Sabatini                           Roger K. Viola, Senior Vice
Director                                    President, General Counsel
                                            and Secretary
Robert C. Wheeler
Director                          Date:  April 23, 1997

                                  EXHIBIT INDEX

   (1)  (1)       None

        (2)       None

        (3)(a)    None
           (b)    None
           (c)    None

        (4)       None

        (5)(a)    None
           (b)    None
           (c)    None
           (d)    None
           (e)    None

        (6)(a)    Articles of Incorporation
           (b)    None

        (7)       None

        (8)       None

        (9)       None

       (10)       Application and General Questionnaire

   (2)            None

   (3)            None

   (4)            None

   (5)            Financial Data Schedules

   (6)            Consent of Independent Auditors

   (7)            None

   (8)            None

   (9)            None

  (10)            Powers of Attorney